SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)
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Wilmington Trust Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person (s) Filing Proxy Statement if other than the Registrant)

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Annual Meeting — April 22, 2009

March 10, 2009

Dear Shareholders:

You are invited to attend our 2009 Annual Meeting on Wednesday, April 22, 2009, at 10:00 a.m. at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware.

The enclosed Notice of Annual Meeting and Proxy Statement provide information about the governance of our Company and describe the various matters to be acted upon during the meeting. In addition, there will be a report on the state of our Company’s business and an opportunity for you to express your views on subjects related to our operations.

The Annual Meeting gives us an opportunity to review the actions our Company is taking to achieve our mission of maximizing shareholder value. We appreciate your ownership of Wilmington Trust, and I hope you will be able to join us on April 22 for our Annual Meeting.

Sincerely,

Ted T. Cecala,
Chairman of the Board and Chief Executive Officer

March 10, 2009

To the Holders of Common Stock of
Wilmington Trust Corporation

NOTICE OF ANNUAL MEETING

The Annual Meeting of Shareholders of Wilmington Trust Corporation will be held on Thursday, April 22, 2009, at 10:00 a.m. local time, at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will be held to consider and act upon the election of three directors, the approval of our 2009 Executive Incentive Plan, 2009 Long-Term Incentive Plan, and executive compensation, and other business that may properly come before the meeting.

Holders of record of our common stock at the close of business on February 23, 2009, are entitled to vote at the meeting.

This notice and the accompanying proxy materials are sent to you by order of the Board of Directors.

Michael A. DiGregorio,
Secretary

2009 ANNUAL SHAREHOLDERS’ MEETING

PROXY STATEMENT

General Information	1

Board of Directors	3
Governance of the Company	3
Summary of Corporate Governance Principles	3
Committees of the Board	6
Committee Membership	8
Audit Matters	9

Proposals You May Vote	10
Proposal One — Election of Directors	10
Nominee Biographies	11
Executive Officers Who are Not Directors	12
Ownership of Wilmington Trust Stock	13
Compensation Discussion and Analysis	14
Compensation Committee Report	21
Other Compensation Disclosures	22
Certain Relationships and Related Transactions	22
Summary Compensation Table	23
Grants of Plan-Based Awards for 2008	25
Outstanding Equity Awards at 2008 Fiscal Year-End	26
Option Exercises and Stock Vested in 2008	27
Pension Benefits as of December 31, 2008	28
Other Post-Termination Benefits	29
Nonqualified Deferred Compensation as of December 31, 2008	30
Director Compensation in 2008	31
Section 16(a) Beneficial Ownership Reporting Compliance	32
Availability of Form 10-K	32
Proposal Two — Approval of the 2009 Executive Incentive Plan	33
Proposal Three — Approval of the 2009 Long-Term Incentive Plan	35
Proposal Four — Approval of Executive Compensation	39
Independent Registered Public Accounting Firm Services Policy	Exhibit A
Peer Banks	Exhibit B
2009 Executive Incentive Plan	Exhibit C
2009 Long-Term Incentive Plan	Exhibit D

GENERAL INFORMATION

The enclosed proxy material is being sent at the request of our Board of Directors to encourage you to vote your shares at our Annual Shareholders’ Meeting (the “Annual Meeting”) to be held on April 22, 2009. This proxy statement contains information on matters that will be presented at the Annual Meeting and is provided to assist you in voting your shares.

Our Annual Report to Shareholders for 2008, containing management’s discussion and analysis of financial condition and results of operations of our Company, its audited financial statements, and this Proxy Statement are distributed together beginning on or about March 20, 2009.

Who May Vote

All holders of our common stock as of the close of business on February 23, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting. Each share of stock is entitled to one vote. As of the record date, 69,112,585 shares of our common stock were outstanding. A plurality of the shares voted in person or by proxy is required to elect directors. A majority of the outstanding shares is required to approve the other proposals in this proxy statement. Abstentions and broker non-votes are not counted in the vote.

How to Vote

Even if you plan to attend the meeting, we encourage you to vote by proxy. You may vote by proxy by returning the enclosed proxy card (signed and dated) in the envelope provided.

You also may vote by telephone or by using the Internet. Please refer to the instructions on your proxy card.

When you vote by proxy, your shares will be voted according to your instructions. If you sign your proxy card or otherwise give your proxy but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends. You can change or revoke your proxy at any time before the polls close at the Annual Meeting by:

•	Notifying the Company’s Secretary;

•	Voting in person; or

•	Returning a later-dated proxy card.

You also can change or revoke your proxy at any time before 12:00 p.m., April 21, 2009, by telephone or by using the Internet. Please refer to the instructions on your proxy card.

If you are a present or former staff member and participate in our Thrift Savings Plan, you will receive a voting instruction card for shares you hold in that plan. The plan trustee will vote according to the instructions on your proxy.

Proxy Statement Proposals

Proposals other than to elect directors may be submitted by the Board of Directors or shareholders to be included in our proxy statement. To be considered for inclusion in the proxy statement for our 2010 Annual Shareholders’ Meeting, shareholder proposals must be received in writing by the Company’s Secretary no later than November 10, 2009. Those proposals must include a brief description of the business to be brought before the meeting, the shareholder’s name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

Shareholder Nominations for Election of Directors

The Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election as directors at the annual meeting. That committee will consider nominations submitted by shareholders of record for our 2010 Annual Shareholders’ Meeting and received by the Company’s Secretary by February 22, 2010. Nominations must include the information required under “Proxy Statement Proposals” above as well as the nominee’s name and address, a representation that the shareholder is a recordholder of the Company’s stock or holds the Company’s stock through a broker and intends to appear in person or by proxy at the 2010 Annual Meeting to nominate a person, information regarding the nominee that would be required to be included in the Company’s proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

Proxies

Your completed proxy card instructs David R. Gibson, the Company’s Executive Vice President and Chief Financial Officer, and Michael A. DiGregorio, the Company’s Senior Vice President, Secretary, and General Counsel, to vote as instructed the shares of our stock for which they receive proxies. In addition, your signed proxy card gives them direction to vote on any other matter properly brought before the Annual Meeting.

Solicitation of Proxies

The Company will pay its costs relating to the solicitation of proxies. We have retained Morrow and Co., Inc. to assist in soliciting proxies at an estimated cost of $7,500 plus reasonable expenses. Proxies may be solicited by officers, directors, and staff members of the Company personally, by mail, by telephone, or by other electronic means. The Company will also reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of our stock.

Secrecy in Voting

As a matter of policy, we hold confidential proxies, ballots, and voting tabulations that identify individual shareholders. These documents are available for examination only by Wells Fargo Bank, N.A., our tabulation agents. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

Board of Directors
Governance of the Company

Summary of Corporate Governance Principles

This summary of the Company’s corporate governance principles describes certain of our Board’s corporate governance practices. These practices assist our Board in carrying out its responsibilities effectively. The Board reviews these Guidelines periodically and may modify them as appropriate.

The Board

          Responsibility

The Board has responsibility for broad corporate policy and overall performance of the Company through oversight of management to enhance the Company’s long-term value for our shareholders.

          Role

In addition to the general oversight of management and the Company’s business performance, the Board provides input and perspective in evaluating alternative strategic initiatives; reviews and, where appropriate, approves fundamental financial and business strategies and major corporate actions; ensures processes are in place to maintain the integrity of the executive management team; evaluates our executive management team; and assists in succession planning for key executive positions.

          Duties

Our directors are expected to expend sufficient time, energy, and attention to assure diligent performance of their responsibilities. Directors will attend meetings of the Board and its committees on which they serve, review materials distributed in advance of the meetings, and make themselves available for periodic updates and briefings with management.

          Leadership

The positions of Chairman of the Board and Chief Executive Officer are held by Mr. Cecala.

          Independence

The Nominating and Corporate Governance Committee as well as the Board at least annually review relationships that directors have with the Company to determine whether there are any material relationships that would preclude a director from being independent. A candidate is not independent if:

•	The director or any member of his or her immediate family is a current or past executive officer of the Company;

•	(a) The director is a current employee of the independent registered public accounting firm of the Company; (b) the director or any member of his or her immediate family is a current partner of that firm; (c) any immediate family member of the director is a current employee of that firm and personally worked on the Company’s audit; or (d) the director or an immediate family member was within the last three years a partner or employee of that firm and personally worked on the Company’s audit within that time;

•	The director has served as a consultant to the Company within the last three years;

•	Any of the Company’s executive officers has served on the Compensation Committee of the company by which the director is employed within the last three years;

•	Loans to the director and his or her affiliates exceed fifty percent (50%) of the loan-to-one borrower limit of Wilmington Trust Company, the Company’s principal banking subsidiary (“WTC”);

•	The director or any member of his or her immediate family received more than $120,000 in direct compensation, other than directors’ fees, from the Company within any of the last three years;

•	The Company’s total payments to or from a firm that employs the director or for which his or her immediate family member is an executive officer exceeded the greater of $1 million or 1% of the firm’s gross revenues within any of the last three years; or

•	The Company’s contributions to a charitable organization that employs the director exceeded $200,000 within any of the last three years.

These standards are consistent with the listing standards of the New York Stock Exchange, the stock exchange on which our shares trade. Under these standards, Mss. Burger, Krug, Rollins, and Whiting and Messrs. du Pont, Elliott, Foley, Mears, Mobley, Roselle, Sockwell, and Tunnell are independent. In reaching this determination, the Nominating and Corporate Governance Committee considered the services the Corporation provides for subsidiaries of ITT Corporation, of which Mr. Foley is Senior Vice President. The Corporation received less than $200,000 for these services in 2008. Accordingly, all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.

We post these independence standards on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance.”

In addition, no member of the Audit Committee or his or her immediate family may have received any consulting, advisory, or other compensatory fee, other than directors’ fees, from the Company in its most recent fiscal year.

          Qualifications

Directors are selected for their integrity and character, sound, independent judgment, breadth of experience, insight and knowledge, and business acumen. Leadership skills, business experience, and diversity are among the relevant criteria, which may vary over time depending on the Board’s needs. The Nominating and Corporate Governance Committee considers candidates with these qualifications for recommendation to the full Board for approval.

The Board does not limit the number of other public company boards on which a director may serve.

In general, no director may stand for reelection to the Board after reaching age 69. The Board may in unusual circumstances ask a director to stand for reelection after the prescribed retirement date. A staff member director who has served as the Chief Executive Officer retires from the Board when retiring from employment with the Company.

          Orientation and Continuing Education

New directors are provided an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values and ethics, compliance programs, corporate governance practices, and other key policies and practices, through a review of a variety of printed materials and meetings with senior executives. On a periodic basis, the Board is provided with continuing education relevant to its duties and responsibilities.

          Compensation

The Board believes that compensation for outside directors should be competitive. Our common stock is a key component, with payment of a portion of director compensation in the form of our stock when we have an incentive plan that has been approved by shareholders and/or phantom stock units. Directors also receive stock options from the Company from time to time when we have an incentive plan that has been approved by shareholders. The Compensation Committee reviews the level and form of director compensation periodically and, if appropriate, proposes changes for the Board’s consideration. See “Director Compensation in 2008.”

          Attendance at Annual Shareholders’ Meeting

All of our directors attended last year’s annual shareholders’ meeting.

          Annual Self-Evaluation

The Board and each of the Audit, Compensation, and Nominating and Corporate Governance Committees makes an annual self-evaluation of its performance, with a particular focus on overall effectiveness.

          Access to Management and Advisors

Directors have access to the Company’s management, and are encouraged to visit the Company’s facilities. The Board and its committees may retain outside legal, financial, or other advisors.

          Interaction with the Investment Community, Media, and Others

The Board believes that management generally should speak for the Company and recommends that directors refer inquiries to the Company.

Board Meetings

          Selection of Agenda Items

The Chairman of the Board prepares the initial draft of the agenda for Board meetings. This is provided to the directors at least one month prior to the Board meeting, and they are encouraged to suggest items for inclusion on the agenda and may raise subjects not specifically on the agenda.

          Attendance of Senior Executives

The Board welcomes regular attendance of the Company’s senior executives at Board meetings to participate in discussions. Presentation of matters to be considered by the Board are generally made by the responsible executives and their staff.

          Executive Sessions

Board meetings regularly include an executive session of all non-management directors. The chair of the Nominating and Corporate Governance Committee leads these executive sessions. Interested parties may communicate directly with the chair of the Nominating and Corporate Governance Committee as well as the Company’s other independent directors at www.ethicspoint.com.® All such communications are provided to the Company’s General Counsel and the chair of the Audit Committee; those addressed to individual directors or the Board generally will be provided directly to those directors, and those involving human resources-related issues also are provided to the Company’s senior management.

Leadership Assessment

          Succession Planning

The Board has responsibility for selecting the Chief Executive Officer and assisting in planning for succession of members of the Company’s executive management team. To assist the Board, the Chief Executive Officer periodically provides the Board with an assessment of certain of the Company’s senior executives and their potential to succeed to the position of Chief Executive Officer. The Chief Executive Officer also provides the Board with an assessment of potential successors to other key positions within the Company.

          Evaluation and Compensation of the Chief Executive Officer

Through an annual process, outside directors evaluate the Chief Executive Officer’s performance and the Compensation Committee sets his compensation.

          Stock Ownership Guidelines

Each of our directors is required to own 4,000 shares of our stock, and each of our senior officers is required to own a number of shares of our stock with a value equal to a multiple of his or her base salary, depending on the officer’s level, within four years after first becoming a director or senior officer. These Stock Ownership Guidelines are posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance.”

          Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all of its directors and staff members, including its executive officers. This Code is posted on our Web site at www.wilmingtontrust.com under “Investor Relations — About Us — Guiding Principles” and is available in print to any shareholder who requests it. The Company will post changes to and waivers of any provisions of the Code of Conduct and Ethics applicable to these directors and executive officers on its Website promptly.

The full text of our corporate governance principles is posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance,” and is available in print to any shareholder who requests it.

Committees of the Board

Audit Committee	Responsibilities include:

• Monitoring the quality and integrity of the Company’s accounting policies, financial statements, disclosure practices, and compliance with legal and regulatory requirements

• Overseeing the independence and performance of the Company’s internal auditor and independent registered public accounting firm

• Reviewing reports of governmental agencies

• Preparing a report on audit matters and recommending that that report be filed with the Securities and Exchange Commission (the “SEC”)

All members of the Audit Committee are independent directors. See the Audit Committee Report on page 9.

Compensation Committee	Responsibilities include:

• Overseeing our compensation philosophy

• Reviewing, evaluating, and setting compensation of and benefits provided to our executive officers and reporting to the Board of Directors concerning its evaluation

• Retaining sole authority to hire and terminate compensation consultants

• Providing counsel and making recommendations to the Chairman of the Board and the full Board of Directors with respect to the performance of the Chairman of the Board and Chief Executive Officer

• Administering the Company’s Executive Incentive Plan, stock purchase and stock option plans, and the Directors’ Deferred Fee Plan

• Advising on compensation generally, including salaries and employee benefits

• Recommending compensation to be paid to Wilmington Trust’s directors

• Preparing a report on executive compensation matters and recommending to the Board of Directors that that report be filed with the SEC

•   Preparing a certification regarding the relationship between the incentive compensation programs for the Company’s senior executive officers and its risk policies and procedures to be included in the Corporation’s proxy statement

All members of the Compensation Committee are independent directors. See the Compensation Committee Report beginning on page 21.

Nominating and Corporate Governance Committee	Responsibilities include:

• Recommending candidates for membership on the Board of Directors and its committees

• Overseeing matters of corporate governance

• Overseeing succession planning for the Company’s executive management

• Addressing significant shareholder relations issues

All members of the Nominating and Corporate Governance Committee are independent directors.

Each of these committees’ charters is posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance,” and is available in print to any shareholder who requests it. Our Board of Directors appoints each committee’s members and reviews and approves each committee’s charter and any amendments to that charter. Each committee selects its own chairperson.

Committee Membership

The following chart provides information about Board committee membership and the number of meetings that each committee held in 2008.

NOMINATING AND
CORPORATE
NAME	AUDIT		COMPENSATION		GOVERNANCE

Carolyn S. Burger	X				X	**
Ted T. Cecala
Thomas L. du Pont			X		X
R. Keith Elliott	X	**			X
Donald E. Foley	X	*	X
Robert V. A. Harra Jr.
Gailen Krug	X		X
Rex L. Mears			X	**	X	*
Stacey J. Mobley			X	*	X	**
Michele M. Rollins					X
David P. Roselle	X		X	**
Oliver R. Sockwell	X
Robert W. Tunnell Jr.	X	**			X
Susan D. Whiting			X		X	**
Number of meetings in 2008	11		5		4

*  Chairperson

**  Committee member through April 2008, when the Board’s committees were reappointed.

Directors fulfill their responsibilities not only by attending Board and committee meetings, but also by communicating with the Chairman of the Board and Chief Executive Officer and other members of management relative to matters of mutual interest and concern to the Company. In 2008, nine meetings of the Board of Directors were held. Each director attended at least 80% of the meetings of the Board and its committees on which he or she served in 2008.

AUDIT MATTERS

Audit Committee Report.

The Audit Committee provides the following report with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2008:

•	The Audit Committee has reviewed and discussed with management the Company’s fiscal 2008 audited financial statements;

•	The Audit Committee has discussed with the Company’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Statement on Auditing Standard No. 114 and Staff Accounting Bulletin No. 99;

•	The Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board No. 1, relating to the auditors’ independence from the Company and its related entities, and has discussed with the auditors their independence from the Company; and

•	Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the fiscal 2008 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Submitted by the Audit Committee of the Company’s Board of Directors:

Carolyn S. Burger
Donald E. Foley, Chair
Gailen Krug
David P. Roselle
Oliver R. Sockwell

All of the Committee’s members are independent of the Company and are financially literate, and at least one member of the Committee has financial management expertise. In addition, the Company’s Board of Directors has determined that Mr. Foley qualifies as an audit committee financial expert for purposes of the Securities and Exchange Commission’s rules. However, as those rules provide, Mr. Foley is not thereby deemed to be an “expert” for any purpose under the securities laws or has any duty, obligation, or liability greater than the duties, obligations, and liabilities he would have as a member of the Audit Committee and the Board of Directors in the absence of that designation. In addition, the designation of Mr. Foley as an audit committee financial expert does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or the Board of Directors.

While the Audit Committee oversees the Company’s financial reporting process for the Board of Directors consistent with that Committee’s charter, the Company’s management has primary responsibility for this process and for the preparation of the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. The responsibility for the completeness and accuracy of the Company’s financial statements rests with its management. In addition, our independent registered public accounting firm and not the Audit Committee is responsible for auditing those financial statements. None of the Committee’s members is a certified public accountant, and each member of the Committee is entitled to rely on the integrity of persons and organizations within and outside the Company from which he or she receives information and the accuracy of the financial and other information provided to the Committee.

The Audit Committee or the Chair of the Audit Committee pre-approves audit, review, and attest engagements and permissible non-audit services the Company’s independent registered public accounting firm provides, or those services are performed in accordance with pre-approval policies and procedures the Audit Committee has established. The Company’s policies with respect to the approval and pre-approval of services the independent registered public accounting firm provides are reflected in the Independent Registered Public Accounting Firm Services Policy the Audit Committee has adopted and which is attached to this proxy statement as part of Exhibit A.

Audit, Audit-Related, Tax, and All Other Fees

The following table sets forth the aggregate fees for professional services rendered by KPMG to the Company for calendar years 2008 and 2007.

	2008	2007

Audit Fees(1)	$3,489,921	$2,406,693
Audit-Related(2)	$316,671	$276,920
Tax Fees(3)	$114,594	$49,210
All other fees	$—	$—

	$3,921,186	$2,732,823

(1)	These are fees paid for professional services rendered for the audit of the Company’s annual consolidated financial statements and internal controls, for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and for services normally provided in connection with statutory or regulatory filings or engagements.

(2)	These are fees paid for assurance and related services and consisted principally of: audits of financial statements of employee benefit plans, common trust funds, and the Company’s broker-dealer and other subsidiaries.

(3)	These are fees paid for professional services rendered for tax advice and consulting and tax preparation work for the Company’s international subsidiaries.

The Audit Committee has considered whether the provision of the foregoing audit, audit-related, and tax services is compatible with maintaining KPMG’s independence, and believes that it is.

Independence and Audit Committee Charter.

Each member of the Audit Committee is “independent” under the definition of independence contained in the New York Stock Exchange’s current listing standards. The Board of Directors has adopted a written Audit Committee Charter.

Representatives of KPMG are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

PROPOSALS YOU MAY VOTE ON
PROPOSAL ONE — ELECTION OF DIRECTORS

There are three nominees in the Company’s Class of 2012 for election as directors this year. Detailed information on each is provided below. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Your Board unanimously recommends a vote FOR each of these directors.

Nominee Biographies
Class of 2012
Voting is for this Class

Ted T. Cecala, Age 59
Director since 1996

Mr. Cecala became a director, Chairman of the Board, and Chief Executive Officer of the Company and WTC in 1996. Mr. Cecala also serves as a member of the Board of Managers of each of Cramer Rosenthal McGlynn, LLC and Roxbury Capital Management, LLC, a member of the Board of Trustees of WT Mutual Fund, and a member of the Board of Directors of the Federal Reserve Bank of Philadelphia.

Thomas L. du Pont, Age 60
Director since 2006

Mr. du Pont is Chairman and Publisher of DuPont Publishing, Inc., a fully integrated publisher of specialty marketplace magazines featuring luxury lifestyle products for sale, which was founded in 1984.

Donald E. Foley, Age 57
Director since 2006

Mr. Foley has been Senior Vice President, Treasurer, and Director of Taxes at ITT Corporation, a diversified manufacturer of electrical, defense, fluid technologies, and other industrial products, since 2003. He has served as Vice President, Treasurer, and Director of Taxes of that company since 2000.

David P. Roselle will not stand for re-election in accordance with the Company’s Bylaws, which provide in general that no director who has attained the age of 69 can stand for re-election.

The following individuals currently serve as directors in the two other classes. Their terms will end at the annual shareholders’ meetings in 2010 and 2011, respectively.

Class of 2010 — One Year Term Remaining
This Class was Elected at the 2007 Annual Shareholders’ Meeting

R. Keith Elliott, Age 66
Director since 1997

Mr. Elliott is retired Chairman and Chief Executive Officer of Hercules Incorporated. From 1991 through April 2000, he served that company as Chairman and Chief Executive Officer, President and Chief Executive Officer, President and Chief Operating Officer, and Executive Vice President and Chief Financial Officer. He is the lead director of Checkpoint Systems, Inc., a director of QSGI, Inc., and a director of The Institute for Defense Analyses.

Gailen Krug, Age 54
Director since 2004

Ms. Krug has served as Chief Investment Officer and Vice President of Waycrosse, Inc., a private investment company that oversees two globally diversified portfolios of financial assets, since 1999.

Stacey J. Mobley, Age 63
Director since 1991

Mr. Mobley has served as senior counsel to Dickstein Shapiro LLP since 2008. He previously has served as Senior Vice President, General Counsel, and Chief Administrative Officer of E.I. du Pont de Nemours and Company from 2000 to 2008. He is a director of International Paper Co.

Michele M. Rollins, Age 63
Director since 2007

Ms. Rollins has served as Chairman of Rollins Jamaica, Ltd., the holding company of Rose Hall, Ltd. (“Rose Hall”), since 2000. Rose Hall owns a variety of hotel, retail, and housing developments and golf courses in Jamaica.

Oliver R. Sockwell, Age 64
Director since 2007

Mr. Sockwell most recently served as Executive-in-Residence at the Columbia University Graduate School of Business from 1998 to 2003. Previously, he served as President and Chief Executive Officer of the Construction Loan Insurance Corporation and its subsidiary Connie Lee Insurance Company, from 1987 until 1997. He also is a director of R. R. Donnelley & Sons Company and Liz Claiborne, Inc.

Class of 2011
This Class was Elected at the 2008 Annual Shareholders’ Meeting

Carolyn S. Burger, Age 68
Director since 1991

Ms. Burger was a principal in CB Associates, Inc., a consulting firm specializing in legislation, technology deployment for senior executives, and executive coaching, from 1996 through 2002. She served as President and Chief Executive Officer of Bell Atlantic — Delaware, Inc. from 1991 to 1996.

Robert V.A. Harra Jr., Age 59
Director since 1996

Mr. Harra has served as a director, President, and Chief Operating Officer of the Company since 1996.

Rex L. Mears, Age 67
Director since 1992

Mr. Mears has served as President of Ray S. Mears and Sons, Inc., a farming corporation, since 1967.

Robert W. Tunnell Jr., Age 54
Director since 1992

Mr. Tunnell became managing partner of Tunnell Companies, an owner and developer of real estate, in 1981.

Susan D. Whiting, Age 52
Director since 2005

Ms. Whiting has served as Executive Vice President of the Nielsen Company and Chairman of Nielsen Media Research, Inc. since 2006. She previously served as President of Nielsen Media Research, Inc. from 2001 to 2006.

Executive Officers Who Are Not Directors

The following contains information about the Company’s executive officers who are not directors.

Robert M. Balentine, Age 51
Executive officer since 2008

Mr. Balentine became an Executive Vice President of the Company in January 2008. He has also served as Chief Executive Officer of Wilmington Trust Investment Management, LLC (“WTIM”) since 2006. From 2005 to 2006, he served as President and Chief Executive Officer of WTIM; from 2002 to 2005, he served as Chairman of the Board, Chief Executive Officer, and Treasurer of Balentine & Company, LLC, WTIM’s predecessor.

Michael A. DiGregorio, Age 62
Executive officer since 2003

Mr. DiGregorio became a Senior Vice President, Secretary, and General Counsel of the Company and of WTC in 2003. He previously served as Vice President and Secretary of the Company from 2001 to 2003.

William J. Farrell II, Age 50
Executive officer since 2005

Mr. Farrell became an Executive Vice President of the Company and WTC in 2002. In 2005, he assumed oversight of WTC’s Corporate Client Services Department.

David R. Gibson, Age 51
Executive officer since 1992

Mr. Gibson became an Executive Vice President and Chief Financial Officer of the Company and of WTC in 2002.

Mark A. Graham, Age 47
Executive officer since January 2008

Mr. Graham became an Executive Vice President of the Company in January 2008. He previously served as President — Mid Atlantic for Wilmington Trust FSB from 2007 to 2008 and as President of Wilmington Trust of Pennsylvania from 2001 to 2007.

Kevyn N. Rakowski, Age 55
Executive officer since 2006

Ms. Rakowski became a Senior Vice President and Controller of the Company in 2006. She previously served as Vice President and Controller of Marlin Leasing Corporation from June 2004 to April 2006 and as Director of Accounting and Reporting for Infrasource, Inc. from 2000 to 2004.

Ownership of Wilmington Trust Stock

The following table includes shares in the Company beneficially owned by each director and nominee, each executive officer named in the Summary Compensation Table on page 23, and by all directors and executive officers as a group as of January 31, 2009.

Under the SEC’s rules, “beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual’s benefit.

Name of								Phantom
Beneficial	Amount and Nature of Beneficial						Percent of	Stock	Restricted Stock
Owner	Ownership				Total		Class	Units(10)	Units(11)
	(Number of		Voting and/or
	Shares)		Investment	Right to
	Direct(1)		Power(6)	Acquire(7)

R.M. Balentine	349,676		393,465	58,750	801,891	(8)	1.16%
C. S. Burger	6,499		—	27,500	33,999				618
T. T. Cecala	400,470		—	670,000	1,070,470		1.55%
T. L. du Pont	358		23,200	1,000	24,558				1,539
R. K. Elliott	5,753		—	27,500	33,253			2,335	3,308
W. J. Farrell	34,151	(2)	—	195,000	229,151
D. E. Foley	—		—	—	—			1,983	2,390
D. R. Gibson	69,558	(3)	99	165,000	234,657
R.V.A. Harra Jr.	345,881	(4)	1,678	310,000	657,559
G. Krug	1,621		500	8,000	10,121				1,556
R. L. Mears	1,198		12,345	27,500	41,043				618
S. J. Mobley	5,603		—	27,500	33,103			8,133	3,766
M. M. Rollins	4,000		—	—	4,000				1,539
D. P. Roselle	10,858		—	27,500	38,358				1,078
O. R. Sockwell	4,000		—	—	4,000				635
R. W. Tunnell Jr.	79,599	(5)	340,039	27,500	447,138	(9)			1,539
S. D. Whiting	1,497		—	4,000	5,497				626
Directors, Nominees, and Executive Officers as a Group (20 persons)	1,370,100		785,840	1,716,101	3,872,041		5.60%

(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) Thirty-one thousand four hundred forty-six of these shares are pledged.

(3) Forty-nine thousand six hundred seventy-eight of these shares are pledged.

(4) One hundred forty-one thousand one hundred twenty-one of these shares are pledged.

(5) Seventy-one thousand nine-hundred forty-five of these shares are pledged.

(6) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(7) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 2008.

(8) Four hundred seventy-four thousand one hundred ninety-six of these shares are pledged.

(9) One hundred thirty-four thousand four hundred eighty-eight of these shares are pledged.

(10) These phantom stock units were acquired in lieu of directors’ fees. Their value is based on the market price of our common stock, together with dividend equivalents on that stock. The units can be redeemed only for cash following termination of the individual’s service as a director, and do not have voting rights.

(11) These restricted stock units were acquired in lieu of stock which the director was entitled to receive for his annual retainer. They earn dividend equivalents, and can be redeemed only for stock following termination of the individual’s service as a director.

In a Schedule 13G filed with the Securities and Exchange Commission, Barclays Global Investors (Deutschland) AG (“Barclays”) reported that, as of December 31, 2008, certain of its subsidiaries held shares of our common stock as follows:

(1) Title of	(2) Name and address of	(3) Amount and nature of		(4) Percent
class	beneficial owner	beneficial ownership		of class

Common	Barclays Global Investors (Deutschland) AG Apianstrasse 6 D-85774 Unterfohring, Germany	4,668,152	(1)	6.79%

(1)	The Schedule 13G reflects that Barclays’ subsidiaries have sole voting power with respect to 3,929,954 of these shares.

Compensation Discussion and Analysis

Overview

Our overall corporate strategies are to invest in businesses that have the most potential for long-term growth or high operating profit margins, be the market leader in each of our businesses, and increase profitability without compromising our overall risk profile.

We describe our compensation program below in two sections. The first, captioned “General” below, describes our general and historical compensation philosophy and programs. Under the second section, captioned “CPP,” we summarize additional components of our compensation programs under the United States Department of the Treasury’s (the “Treasury’s”) Capital Purchase Program (the “CPP”), some of which became effective on February 17, 2009, and effected compensation awarded in 2009 for performance in 2008.

General

Total Compensation Philosophy

To accomplish our strategies, we award compensation to executive officers to help assure that we attract, motivate, and retain qualified executives and provide them the opportunity to be rewarded for superior performance. The objectives for our compensation practices include:

•	Offering a total compensation program that is competitive with the compensation practices of those peer companies with which we compete for talent;

•	Putting a significant portion of executive compensation at risk based upon the achievement of pre-established, quantitative corporate and qualitative individual objectives;

•	Aligning the interests of our executive officers with those of our shareholders through long-term incentives; and

•	Providing incentives that promote retention of our executive officers.

Compensation awarded to our executive officers for 2008 reflected the downturn in the economy in general and results for the financial services industry in particular.

We believe our total compensation philosophy best serves to further our overall corporate objectives and rewards our executive officers appropriately.

Elements of Compensation

We seek to attract executive talent and motivate and retain executive officers by offering a balanced mix of pay that incorporates the following key components:

•	An annual base salary;

•	A potential annual cash bonus, which is based on corporate financial and individual performance factors;

•	Longer-term awards generally consisting of stock options and restricted stock, which are intended to retain executive officers and align their compensation with our shareholders’ interests; and

•	Certain other benefits.

Certain limitations on these benefits during the period the U.S. Treasury owns any security we issued under the CPP and are summarized under the section captioned “CPP” below. We typically target total cash compensation at roughly an even split between an executive officer’s base salary and potential target cash bonus, but provide an opportunity for our executives to earn even larger bonuses for performance that exceeds expectations. We do not target any specific relation between an executive’s cash and non-cash compensation, but executives have the potential to earn a substantial portion of their total compensation from equity compensation.

Our executive compensation program focuses our executive officers on enhancing shareholder value through their successful long-term strategic management. In addition to our cash bonus program, we seek to do this by providing executive officers with ownership interests in our Company in the form of restricted stock and stock options. Since the ultimate value of the stock made available through these awards depends on our company’s success, restricted stock and stock options provide executive officers continuing incentives to increase stockholder value after the award is granted. Restricted stock provides compensation to the executive if the Company’s stock maintains its value, and increased compensation if the value of the Company’s stock increases. By contrast, an executive obtains compensation from stock options only if the value of the Company’s stock increases from the date of grant. We believe this mix of equity compensation awards helps us achieve an appropriate balance between short- and long-term performance and value objectives.

Our equity compensation awards are also structured to retain our executives. Restricted stock awards typically vest over three or four years after grant, thus facilitating retention of the executive officer. Stock option awards typically vest only after three years. Certain additional limitations on long-term compensation for our Named Executive Officers are summarized in the section captioned “CPP” below.

Each of our executive officers is required to own a number of shares of our stock with a value equal to a multiple of four to six times his or her base salary, depending on the officer’s level, within four years after first becoming an executive officer. Other senior officers are required to own a number of shares of our stock with a value equal to three times their base salaries, while each of our directors is required to own 4,000 shares of our stock. The following table reflects the stock ownership requirements and stock ownership as of January 31, 2009, of our Named Executive Officers identified on page 23 below:

	Stock
	Ownership	Stock
Named Executive Officer	Requirement	Owned

Ted T. Cecala	114,290	400,470
David R. Gibson	28,960	69,657
Robert V.A. Harra Jr.	68,690	347,559
Robert M. Balentine	32,480	743,141
William J. Farrell II	30,760	34,151

Each executive officer’s total compensation package further includes benefits under our broad-based pension plan and a supplemental executive retirement plan, as well as under change-in-control agreements. These benefits foster the retention and stability of our executive management team. The supplemental plan is designed in part to provide executive officers with benefits to which they would otherwise be entitled under the broad-based pension plan, but which are limited under the terms of that plan by legislative and regulatory restrictions. Benefits under the supplemental plan are not currently funded, generally vest over a period of 15 years, and may be terminated upon a termination for cause or for competing with Wilmington Trust following termination of employment.

In addition to our pension and supplemental retirement plans, we provide change-in-control severance benefits and protections under separate agreements into which we have entered with our executive and certain other officers. These change-in-control agreements require a “double trigger,” meaning that our executive officers are not eligible to receive any payments under the agreements unless there is both a change-in-control and, within two years of the change-in-control, an actual or constructive termination of the executive officer’s employment by the Company. We do not have written employment agreements with our executive officers.

Early in each year, the Compensation Committee approves executive officers’ base salaries, bonus targets and performance factors for bonuses, and long-term equity awards for the current year, as well as bonuses earned for the prior year. In reviewing the performance of the Company’s executive officers other than Mr. Cecala, the Compensation Committee considers his recommendations regarding the bonus targets and performance factors against which each executive officer other than himself should be evaluated, his views of their performance with respect to each element of compensation, and his views with respect to the amount of each element of compensation to be paid to each executive officer other than himself. Mr. Cecala attends the meetings of the Compensation Committee except when the Committee is determining his compensation or meeting in executive session. The Compensation Committee can modify a recommended amount at its discretion. The total compensation for each of our Named Executive Officers for 2008 declined from 2007.

The Compensation Committee believes that the compensation awarded to Mr. Cecala is commensurate with the compensation awarded to our other named executive officers, taking into consideration the level of his responsibilities as the Chairman of the Board and Chief Executive Officer of our Company. The Compensation Committee’s goals in setting Mr. Cecala’s compensation are similar to its goals for compensation to our executive officers generally: to provide compensation that is competitive with the compensation practices of those peer companies with which we compete for talent; put a significant portion of compensation at risk; align his interests with those of our shareholders through long-term incentives; and provide incentives that promote his retention.

Base Salaries

We determine base salaries for each executive officer by evaluating his or her responsibilities and performance. We also consider the competitive market for executive talent, engaging a compensation consultant to conduct a market review of compensation paid to executives at comparable financial institutions every two years. For 2009, we engaged McLagen Partners, as compensation consultants (“McLagan”), to compare base salaries, cash compensation, long-term compensation, and total compensation we pay our senior officers to those paid to senior officers in comparable positions at institutions with comparable businesses identified as the Compensation Peer Group on Exhibit B to this proxy statement. McLagan provides unrelated consulting services to Wilmington Trust Investment Management, LLC (“WTIM”). Our Human Resources Department also monitors nationally published compensation surveys on a continuous basis, and would recommend review at an intermediate time if national trends indicated a need to reevaluate our competitive positioning.

We typically set executive officers’ base salaries at or near the median of base salaries awarded at those institutions with comparable businesses. This is consistent with our Company’s practice in paying our staff members generally. We believe this target best enables us to attract and retain executive talent consistent with our shareholders’ interests. We typically adjust executive officers’ salaries annually to take into account our company’s and the individual’s performance, as well as any changes in the executive officer’s responsibilities during the most recent year. We also consider the financial results of the business line or area over which the executive officer has responsibility and his or her leadership and contribution to our company’s performance. In establishing increases to base salaries for our Named Executive Officers for 2008, the Compensation Committee considered the same performance factors it considered in awarding cash bonuses and restricted stock. The Compensation Committee considers the recommendations of Mr. Cecala in awarding any increases in base salary other than his. In February 2008, the base salary for Mr. Cecala was increased by $75,000; the base salary for Mr. Gibson was increased by $15,000; the base salary for Mr. Harra was increased by $20,000; the base salary for Mr. Balentine was increased by $40,000; and the base salary for Mr. Farrell was increased by $25,000. There will not be any base salary adjustments for executive officers for 2009.

Bonuses

We provide our executive officers incentives in the form of cash and stock awards to recognize and reward the achievement of individual and corporate performance goals. No bonus is guaranteed but, if earned, executive officers can earn bonuses under this plan ranging from 0% to up to 200% of their base salaries. At the beginning of each year, the Compensation Committee approves potential bonus amounts expressed as a percentage of base salary for each executive officer. For 2008, the bonus target for Messrs. Gibson and Harra was 100% of base salary, for Mr. Farrell it was 110% of base salary, for Mr. Balentine it was 140% of base salary, and for Mr. Cecala it was 200% of base salary. Officers can earn additional bonus amounts for performance we deem outstanding.

We multiply each executive officer’s anticipated bonus potential by a factor determined (1) 25% based upon our average return on equity over the most recent three years against the average return on equity over that period of financial institutions with asset sizes ranging from one-half to twice our asset size at December 31, 2008, identified on Exhibit B to this proxy statement (the “Performance Peer Group”), (2) 25% based upon our average return on assets over the most recent three years against the average return on assets over that period of the Performance Peer Group, (3) 25% based upon the growth in our average earnings per share over the most recent three years against the growth in average earnings per share over that period of the Performance Peer Group, and (4) 25% based upon our net income against our business plan (the “Corporate Performance Factor”). For the three years ending with 2008, our average return on equity ranked us at the 52nd percentile among the Performance Peer Group, our average return on assets ranked us at the 55th percentile among the Performance Peer Group, and the percentage growth in our average earnings per share ranked us at the 32nd percentile among the Performance Peer Group.

With respect to the relative performance metrics (the first three metrics identified in the preceding paragraph), target performance is achieved when each of our average return on equity, average return on assets, and the annual growth in our average earnings per share for the most recent three years is equal to or greater than the median average return on equity, average return on assets, and growth in the average earnings per share, for the most recent three years of the members of the Performance Peer Group. For the three years ending with 2008, the three-year median average return on equity was 9.29%, the three-year median average return on assets was .92%, and the three-year median earnings per share growth was an average loss per share of 16.84%.

With respect to the absolute performance metric (the fourth metric identified in the second preceding paragraph), target performance is achieved when we reach the annual net income target established by the Board of Directors in our business plan, which was $198 million for 2008. The difference between business plan and our actual results of a loss of $23.6 million for 2008 was due primarily to writedowns taken in connection with other-than-temporary impairments of preferred stock of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and other financial institutions, and the carrying value of the Company’s investment in its affiliate Roxbury Capital Management, LLC; a significantly increased provision for loan losses; and sharply reduced market interest rates, which compressed our net interest margin. When we do not reach or we exceed target performance for any metric, bonus payouts are reduced or increased commensurately. Based on the Corporation’s performance in the most recent three years ending in 2008 in terms of its performance against the Peer Group and its net income against the business plan, the bonus potential was decreased 12.87%. For bonus awards for 2008, the bonus pool available for our Named Executive Officers under this formula was $2,462,100.

The Compensation Committee retains discretion to increase or decrease the size of the bonus pool available for all executive officers based on extraordinary events such as restructuring charges or gain or loss on disposal of a business unit. The extraordinary developments in the economy generally and in the financial services industry and our Company in particular during 2008 led the Compensation Committee to further reduce the bonus pool for our Named Executive Officers for 2008 to $982,500. Using this bonus pool, the Committee then determines how much of each executive’s available bonus is earned based on its evaluation of his or her achievement of performance factors established for the executive at the beginning of the prior year. The CPP requires that those bonuses be in the form of restricted stock that does not vest until the funds we received from the Treasury in the CPP are repaid.

The performance factors considered in establishing Mr. Cecala’s bonus for 2008 included the Company’s net income compared to its net income goal and its average return on equity, average return on assets, and average growth in earnings per share over the most recent three years compared to the Performance Peer Group.

The performance factors considered in establishing Mr. Gibson’s bonus for 2008 included continued monitoring of our funding strategies and balance sheet risk, and assistance with acquisitions and divestitures.

The performance factors considered in establishing Mr. Harra’s bonus for 2008 included deposit growth, implementing new technology, and business development in our mid-Atlantic markets.

The performance factors considered in establishing Mr. Balentine’s bonus for 2008 included the investment performance of WTIM compared to its benchmarks, improving the organizational structure of Wilmington Brokerage Services Company, internalizing assets being managed by outside investment firms in appropriate circumstances, and expanding the distribution of WTIM’s products and services through external parties.

The performance factors considered in establishing Mr. Farrell’s bonus for 2008 included increasing the presence of the Corporate Client Services business outside the United States, increasing sales of investment management products, and integrating the corporate retirement services businesses of AST Capital Trust Company and our Company.

We do not assign specific weightings to these separate performance factors in awarding our executive officers bonuses, and do not set any specific standards or parameters or any specific quantitative financial or other performance threshold that must be reached to generate a minimum or a maximum bonus amount for any executive officer or any threshold, target, or maximum bonus threshold for any executive officer. Instead, the Compensation Committee compares each executive officer’s performance against the totality of performance factors established for the executive officer at the beginning of the year, taking into account the recommendations of Mr. Cecala with respect to bonuses other than his own.

The Committee reviewed Mr. Cecala’s performance in 2008 and considered how he successfully managed interest rate risk for the Company and completed two acquisitions. Based on the bonus target for Mr. Cecala, the Corporate Performance Factor, the Committee’s subjective evaluation of his and the Company’s performance, and the CPP’s requirements, the Committee awarded Mr. Cecala a bonus of $200,000 for 2008 in the form of restricted stock.*

The Committee reviewed Mr. Gibson’s performance in 2008, noting in particular his contributions to the Company’s strategic objectives to maintain its interest rate risk program to help protect its net interest margin and earnings from fluctuations in market interest rates; implement the Corporation’s funding management function to maximize the Company’s liquidity and capital objectives; and assist in our Company’s acquistions. Based on the bonus target for Mr. Gibson, the Corporate Performance Factor, the Committee’s subjective evaluation of his and the Company’s performance, and the CPP’s requirements, the Committee awarded Mr. Gibson a bonus of $195,000 for 2008 in the form of restricted stock.*

The Committee reviewed Mr. Harra’s performance in 2008, noting in particular his contributions to the Company’s deposit growth; implementing new technology in our branches; and business development in our mid-Atlantic markets; and our loan growth. Based on the bonus target for Mr. Harra, the Corporate Performance Factor, the Committee’s subjective evaluation of his and the Company’s performance, and the CPP’s requirements, the Committee awarded Mr. Harra a bonus of $200,000 for 2008 in the form of restricted stock.*

The Committee reviewed Mr. Balentine’s performance in 2008, noting in particular the investment performance of WTIM against its benchmarks; the improvement in Wilmington Brokerage Services Company’s organizational structure; and WTIM’s internalizing assets being managed by outside investment firms in appropriate circumstances. Based on the bonus target for Mr. Balentine, the Corporate Performance Factor, the Committee’s subjective evaluation of his and the Company’s performance, and the CPP’s requirements, the Committee awarded Mr. Balentine a bonus of $187,500 for 2008 in the form of restricted stock.*

The Committee reviewed Mr. Farrell’s performance in 2008, noting in particular his contributions to the Company’s strategic objectives to expand the presence of the Corporate Client Services business line outside the United States; increasing sales of investment management products; and completion of two acquisitions in the corporate retirement services business. Based on the bonus target for Mr. Farrell, the Corporate Performance Factor, the Committee’s subjective evaluation of his and the Company’s performance, and the CPP’s requirements, the Committee awarded Mr. Farrell a bonus of $200,000 for 2008 in the form of restricted stock.*

*All such bonuses for 2008 were in the form of restricted stock which will vest in three equal installments over the three-year period beginning with the date of the award, but not before the Treasury no longer holds any debt or equity security we issued under the CPP. Since it is in the form of restricted stock, these bonuses are subject to forfeiture prior to vesting.

The Committee believes that its process of providing bonus targets and quantitative corporate and individual performance objectives to each executive officer at the beginning of the year, its subjective review of those officers’ achievement of those objectives at the end of the year relying substantially on Mr. Cecala’s evaluation of each executive’s performance, and its award to those officers of incentive and long-term compensation at the end of the year based in part on corporate performance and in part on its assessment of the totality of each executive’s achievement of those objectives, provides the most appropriate incentives to those officers to maximize returns to the Corporation’s shareholders and to achieve the Corporation’s long-term objectives.

Tax Considerations

Section 162(m) of the Internal Revenue Code and the regulations thereunder (collectively, “Section 162(m)”) prohibit companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is “performance-based.” Accordingly, salary and certain other compensation not tied to achievement of pre-established performance goals are included in Section 162(m)’s $1 million deduction cap.

Under our bonus plan, the Company is able to award compensation to executive officers a portion of which will be excluded from the deduction cap under Section 162(m) of the Internal Revenue Code (“Section 162(m) Participants”). In order to be able to deduct bonuses payable to our executive officers who qualify as Section 162(m) Participants, the performance goals applicable to those officers are based on any combination of one or more of the following criteria selected by the Compensation Committee at the beginning of the applicable performance period: income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, charge-offs, non-performing assets, and overhead ratio. These goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or compared to another company or companies.

Mr. Cecala was the Company’s only Section 162(m) Participant for 2008. The performance factors on which his bonus was based were the Company’s net income against its plan and its average return on equity, average return on assets, and the growth in its average earnings per share over the most recent three years against the Performance Peer Group over that period. As noted below, while the Treasury holds any debt or equity security we issued to it under CPP, we cannot deduct compensation awarded to any of our Named Executive Officers in excess of $500,000 annually, provided that this limitation is pro-rated for 2008, the initial year we participated in the CPP.

Annual bonus awards are typically paid in cash, except that a portion of bonus awards granted is made in the form of restricted stock. This generally represents 20% of the executive officer’s bonus amount plus a 15% premium to compensate for (1) the delay in the executive’s receiving the award and (2) the fact that this portion of the award is made in stock and not in cash. This is the same allocation method generally used to award bonuses to other senior officers of the Company. We award restricted stock to our executive officers annually only at the regularly scheduled meeting of the Compensation Committee held in February of each year at which annual compensation awards are made. Restricted stock awards generally vest over three or four years and are subject to forfeiture prior to vesting. Any increase in value that accrues to our executive officers from restricted stock is based entirely on our stock’s performance subsequent to the date of grant, and bears a direct relationship to the value our shareholders realize.

Our shareholders have approved the bonus plan for our executive officers. Bonus awards for the prior fiscal year typically are approved at the Compensation Committee’s regularly scheduled meeting held in February of each year.

Stock Options

Under our 2009 Long-Term Incentive Plan, if approved by our shareholders, we will be able to make cash-based and stock-based awards. Stock options we have granted previously typically vest after three years and have terms of up to ten years, and are intended to motivate the recipients to increase our Company’s long-term value. In granting stock options to our executive officers, we typically consider the number of options the officer received previously; the officer’s level; changes in his or her duties and responsibilities during the year; and our Company’s current and prospective performance. We do not employ any formula in awarding stock options. Instead, the Compensation Committee compares each executive officer’s performance against the totality of performance factors established for that executive officer at the beginning of the previous year, taking into account the recommendations of Mr. Cecala with respect to stock option awards other than his own. When we have a long-term incentive plan that has been approved by our shareholders, we generally award stock options to our executive officers annually only at the meeting of the Compensation Committee at which such awards are granted each year, and all stock options are granted with exercise prices equal to the last sale price of our stock on the date of grant. Any value that accrues to our officers from stock options is based entirely on appreciation in our stock price following the date of grant, and bears a direct relationship to the value our shareholders realize. In addition, although our 2009 Long-Term Incentive Plan, if approved by our shareholders, would permit our Compensation Committee or Select Committee to make cash awards under that plan, neither of those committees has ever done so under any of our prior long-term incentive plans. Instead, they have granted only stock options and restricted stock under those plans, since we believe these types of awards most closely align our executive officers’ interests with those of our shareholders over the long term. The performance factors the Compensation Committee considers in awarding stock options are the same as those it considers in setting our executives’ base salaries and bonus awards.

All option plans under which we have granted option awards have been approved by our shareholders. No options held by our Named Executive Officers were in-the-money at December 31, 2008.

Perquisites

We provide country club memberships for executive and other senior officers who have customer entertainment responsibilities.

CPP

On December 12, 2008, we entered into agreements (the “Agreements”) with the Treasury pursuant to the CPP. Under the Agreements, we received a total purchase price of $330,000,000 and issued to the Treasury 330,000 shares of our fixed-rate perpetual preferred stock and a warrant (the “Warrant”) to purchase up to 1,856,714 shares of our common stock.

In connection with our participation in the CPP, each Named Executive Officer delivered to the Treasury a waiver waiving any claims against us or the Treasury for any changes to that officer’s compensation or benefits required to comply with the CPP during the period the Treasury holds any debt or equity security we issue under the Agreements or the Warrant. During the period the Treasury holds any debt or equity security we issue under the Agreements or the Warrant, we cannot deduct compensation awarded to any such officer in excess of $500,000 annually, provided that this limitation is pro-rated for the initial year we participate in the CPP.

In addition, under the CPP:

•	We cannot presently award our Named Executive Officers and 10 next most highly-

compensated employees (“MHCEs”) bonus or incentive compensation, except for (a) restricted stock that does not vest until the funds we received in the CPP are repaid and which is not more than one-third of the individual’s annual compensation or (b) bonuses paid pursuant to written employment agreements executed on or before February 11, 2009.

•	We cannot make any “golden parachute payments” to our Named Executive Officers or the next five MHCEs;

•	We must recover bonuses, retention awards, and incentive compensation paid to our Named Executive Officers and the next 20 MHCEs that are based on statements of earnings, revenues, gains, or other criteria that are later found to be materially inaccurate;

•	We must prohibit compensation plans that would encourage the manipulation of our earnings and exclude incentives for our Named Executive Officers to take unnecessary and excessive risks that would threaten the value of our Company;

•	Our shareholders are permitted to have a nonbinding vote on our executive compensation;

•	Our Compensation Committee must meet at least semi-annually to evaluate our employee compensation plans and assess the risks to which they expose our Company; and

•	Our Chief Executive Officer and Chief Financial Officer must certify to our compliance with these requirements in filings we make with the SEC.

Compensation Committee Report

Consistent with the requirements of the CPP, the Committee certifies that: (1) within 90 days of our participation in the CPP, it reviewed with our senior risk officer the incentive compensation arrangements for the Named Executive Officers to ensure that those arrangements do not encourage those officers to take unnecessary and excessive risks that threaten the value of the Company, and (2) it has met with our senior risk officer to discuss and review the relationship between our risk management policies and practices and the incentive compensation arrangements for those officers. In concluding that the incentive compensation arrangements for the Named Executive Officers do not encourage them to take unnecessary and excessive risks that threaten the value of the Company, the Committee considered a number of factors, including that (1) those incentives are awarded based on a number of performance factors for each officer and not on a single, short-term factor, (2) it subjectively reviews each officer’s achievement of those performance factors with the goal of maximizing return to our shareholders and achieving our long-term objectives, (3) several of those performance factors are expressly directed at mitigating risk and improving controls, business integration, and succession planning for us, (4) those incentives, which currently must be in the form of restricted stock, do not vest until we have repaid all funds we received in the CPP, (5) the amount of that restricted stock is limited to one-third of the officer’s annual compensation, (6) with respect to the relative performance metrics, we consider our performance against the Performance Peer Group in terms of average return on equity, average return on assets, and growth in average earnings per share over a three-year period, and not just over a single year, (7) the Performance Peer Group is wide, as opposed to a narrow peer group, (8) the overall level of the incentive compensation of the Named Executive Officers is not excessive compared with incentive compensation awarded to executive officers of comparable institutions, and (9) each Named Executive Officer has executed an agreement authorizing us to recover, or ‘claw back,’ incentive compensation paid to that officer based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

The Compensation Committee has reviewed all components of the Named Executive Officers’ compensation, including:

•	Base salary, bonus, and long-term incentives;

•	Accumulated stock option and restricted stock gains;

•	The dollar value of perquisites and other personal benefits to the Named Executive Officers; and

•	The present value of benefits under the Pension Plan and the SERP.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with management, and has recommended to the Board of Directors that this disclosure be included in this proxy statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Stacey J. Mobley, Chair
Thomas L. DuPont
Donald E. Foley
Gailen Krug
Susan D. Whiting

Other Compensation Disclosures

The Committee’s charter is posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance.” The Committee does not delegate its authority to any person, but, as noted above, does consider Mr. Cecala’s views in setting compensation for executive officers other than himself.

Certain Relationships and Related Transactions

Certain of our Company’s subsidiaries have banking transactions in the ordinary course of business with Ms. Burger, Messrs. duPont and Tunnell, and certain of our officers and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others not related to the lender and that do not involve more than the normal risk of collectability or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee’s members are Stacey J. Mobley (Chair), Thomas L. duPont, Donald E. Foley, Gailen Krug, and Susan D. Whiting. No member of the Compensation Committee is a current or past officer or employee of the Company. No executive officer of the Company serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

Mr. duPont is indebted to WTC on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other not related to the lender and that do not involve more than the normal risk of collectability or present other unfavorable features.

Our Code of Conduct and Ethics, which we post on our Web site, prohibits directors and executive officers from engaging in transactions that may raise even the appearance of a conflict of interest with our Company. Our Company’s General Counsel reviews any significant transaction a director or executive officer proposes to have with the Company that could give rise to a conflict of interest or the appearance of a conflict of interest, including any transaction that would require disclosure under Item 404(a) of Regulation S-K. Our policy defines such a transaction as any transaction between our Company and designated individuals, other than transactions available to all employees or that involve less than $5,000.

In conducting this review, the General Counsel ensures that all such transactions are reasonable and fair to our Company and its subsidiaries. Among the factors the General Counsel considers in determining whether a transaction is fair to our Company and its subsidiaries is the aggregate value of the transaction and whether it represents an opportunity that may be equally available to the Company itself. The Company’s policies and procedures for the review and approval of related party transactions are in writing, posted on our Web site at www.wilmingtontrust.com under “Investor Relations-Corporate Governance,” and are available in print to any shareholder who requests them. No transaction has been entered into with any director or executive officer that does not comply with those policies and procedures.

Summary Compensation Table

The following table shows information about compensation the Company awarded in 2008, 2007, and 2006 to its chief executive officer, chief financial officer, its three other most highly compensated executive officers at December 31, 2008 (the “Named Executive Officers”).

(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)(5)	(i)		(j)
								Change in
								Pension
								Value and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards		Awards	Compensation	Earnings	Compensation		Total
Principal Position	Year	($)	($)(1)	($)(2)(3)		($)(3)	($)	($)	($)		($)

Ted T. Cecala,	2008	$735,577	$0	$1,043,198	(4)	$699,257	N/A	$1,268,350	$34,348	(6)	$3,780,730
Chairman of the	2007	$668,269	$674,000	$991,264	(4)	$662,736	N/A	$716,504	$22,349	(6)	$3,735,122
Board and Chief Executive Officer	2006	$634,400	$525,120	$180,355	(4)	$621,964	N/A	$971,189	$21,865	(6)	$2,954,893

David R. Gibson,	2008	$387,115	$0	$240,638		$192,767	N/A	$441,147	$8,995	(6)	$1,270,662
Executive Vice	2007	$370,192	$377,200	$124,961		$166,388	N/A	$236,671	$8,289	(6)	$1,283,701
President and Chief Financial Officer	2006	$246,600	$246,150	$45,311		$138,214	N/A	$148,537	$8,366	(6)	$833,178

Robert V.A. Harra, Jr.,	2008	$496,154	$0	$330,567	(4)	$299,047	N/A	$561,684	$20,428	(6)	$1,707,880
President and Chief	2007	$476,154	$361,024	$356,121	(4)	$283,627	N/A	$319,182	$19,555	(6)	$1,815,663
Operating Officer	2006	$456,200	$317,041	$121,930	(4)	$276,428	N/A	$493,562	$19,530	(6)	$1,684,691

Robert M. Balentine,	2008	$367,308	$0	$149,872		$59,139	N/A	$111,830	$28,430	(6)	$716,579
Executive Vice	2007	$335,000	$502,500	$78,168		$53,915	N/A	$81,196	$34,059	(6)	$1,084,838
President	2006	$332,694	$361,800	$39,968		$75,817	N/A	$85,953	$24,938	(6)	$921,170

William J. Farrell II,	2008	$395,192	$0	$119,311		$225,816	N/A	$405,533	$9,003	(7)	$1,154,855
Executive Vice	2007	$371,731	$357,200	$65,773		$209,441	N/A	$221,130	$8,173	(7)	$1,233,448
President	2006	$286,000	$258,458	$49,403		$183,869	N/A	$184,414	$8,405	(7)	$970,549

(1) The Named Executive Officers were awarded the following total bonuses under the Company’s Incentive Plan for services performed during 2008, 2007, and 2006: $200,000 for 2008, $842,500 for 2007, and $656,400 for 2006 for Mr. Cecala; $195,000 for 2008, $471,500 for 2007, and $307,688 for 2006 for Mr. Gibson; $200,000 for 2008, $451,280 for 2007, and $396,302 for 2006 for Mr. Harra; $187,500 for 2008, $603,000 for 2007, and $452,250 for 2006 for Mr. Balentine; and $200,000 for 2008, $446,500 for 2007, and $323,072 for 2006 for Mr. Farrell.

For 2008, all of these amounts were in the form of restricted stock which will vest in three equal installments over the three-year period beginning with the date of the award, but not before the Treasury no longer holds any debt or equity security we issued under the CPP. For 2006 and 2007, twenty percent of these amounts, together with an additional 15% of that 20% to compensate for (a) the delay in the executive’s receiving the award and (b) the fact that this portion of the award is made in stock and not cash, was made in the form of restricted stock. This restricted stock will be reported in the Summary Compensation Table of the Company’s proxy statement for future Annual Shareholders’ Meetings.

Since it is in the form of restricted stock, these portions of each Named Executive’s Officer’s bonus are subject to forfeiture prior to vesting.

(2) For 2008, 5,857 of these restricted shares for Mr. Cecala, 3,278 of these restricted shares for Mr. Gibson, 3,137 of these restricted shares for Mr. Harra, 3,493 of these restricted shares for Mr. Balentine, and 3,104 these restricted shares for Mr. Farrell were issued in lieu of 20% of the incentive compensation otherwise payable to the Named Executive Officers, together with an additional 15% of that 20% to compensate for

(a) the delay in the executive’s receiving the award and (b) the fact that this portion of the award is made in stock and not in cash. Since it is in the form of restricted stock, this portion of each Named Executive Officer’s bonus is subject to forfeiture prior to vesting. These restricted stock awards vest in three equal annual installments over the three-year period beginning with the date of the award.

Twenty-one thousand one hundred sixty-one of these restricted shares for Mr. Cecala, 8,162 of these restricted shares for Mr. Gibson, 4,534 of these restricted shares for Mr. Harra and 3,023 of these restricted shares for each of Messrs. Balentine and Farrell vest in one installment four years after the date of the award. These restricted shares are subject to forfeiture prior to vesting.

The value shown includes dividends received on the restricted stock awards in 2008, 2007, and 2006.

(3) The assumptions used in valuing these stock and option awards are detailed in Note 19 to the consolidated financial statements contained in our Annual Report to Shareholders for 2008. These valuations were calculated with respect to the amounts we expensed under Statement of Financial Accounting Standards 123R.

(4) Because Messrs. Cecala and Harra are past the age of early retirement, age 55, under Statement of Financial Accounting Standards 123R restricted stock awards to them are expensed in full in the year in which they are granted, rather than over their three- or four-year vesting periods.

(5) The assumptions used in valuing these benefits are detailed in Note 18 to the consolidated financial statements contained on our Annual Report on Form 10-K for 2008 and our Annual Report to Shareholders for 2008. These valuations were calculated with respect to the amounts we expensed under Statements of Financial Accounting Standards 158, 132, and 87.

(6) Represents: (a) the Company’s contributions to its Thrift Savings Plan for each Named Executive Officer of $6,900 in 2008; Messrs. Cecala, Harra, and Gibson of $6,750, and Messrs. Balentine and Farrell of $6,600 in 2007; and each Named Executive Officer of $6,600 in 2006; (b) premiums the Company paid for term life insurance for each of Messrs. Cecala, Harra, and Balentine of $2,280 in 2008 and 2007; each of Messrs. Cecala and Harra of $2,616 in 2006; Mr. Balentine of $2,600 in 2006; Mr. Gibson of $2,095 in 2008, $1,539 in 2007, and $1,766 in 2006; and Mr. Farrell of $2,103 in 2008, $1,573 in 2007, and $1,804 in 2006; and (c) expense the Company recognized for country club memberships for Mr. Cecala of $25,168 in 2008, $13,319 in 2007, and $12,649 in 2006; Mr. Harra of $11,248 in 2008, $10,525 in 2007, and $10,314 in 2006; and Mr. Balentine of $19,250 in 2008, $25,179 in 2007, and $15,738 in 2006.

Grants of Plan-Based Awards for 2008

The following provides information about grants of plan-based awards for 2008:

		Estimated Future Payouts			Estimated Future Payouts
		Under Non-Equity Incentive			Under Equity Incentive
		Plan Awards			Plan Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
								All Other	All Other
								Stock	Stock
								Awards:	Awards:	Exercise	Grant
								Number of	Number of	or Base	Date
								Shares	Securities	Price of	Fair Value
								of Stock	Underlying	Option	of Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(1)	(#)	($/Sh)	Awards

Ted T. Cecala	2/13/08							27,018	100,000	$33.08	$1,309,755
David R. Gibson	2/13/08							11,440	35,000	$33.08	$524,035
Robert V.A. Harra Jr.	2/13/08							7,671	45,000	$33.08	$440,957
Robert M. Balentine	2/13/08							6,516	30,000	$33.08	$340,349
William J. Farrell II	2/13/08							6,127	35,000	$33.08	$348,281

(1) Five thousand eight hundred fifty-seven of these restricted shares for Mr. Cecala, 3,278 of these restricted shares for Mr. Gibson, 3,137 of these restricted shares for Mr. Harra, 3,493 of these restricted shares for Mr. Balentine, and 3,104 of these restricted shares for Mr. Farrell vested one-third on February 13, 2009, and one-third will vest on each of February 16, 2010, and February 14, 2011. This restricted stock was received in lieu of 20% of the cash bonus otherwise payable to the Named Executive Officers for 2008, together with an additional 15% of that 20% to compensate for (a) the delay in the executive’s receiving the award and (2) the fact that this portion of the award is made in stock and not in cash. Since it is in the form of restricted stock, this portion of each Named Executive Officer’s bonus is subject to forfeiture prior to vesting.

Twenty-one thousand one hundred sixty-one of these restricted shares for Mr. Cecala, 8,162 of these restricted shares for Mr. Gibson, 4,534 of these restricted shares for Mr. Harra, and 3,023 of these restricted shares for each of Messrs. Balentine and Farrell vest on February 13, 2012.

Dividends are paid on restricted stock at the rate paid on the Company’s outstanding stock.

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table sets forth information about outstanding equity awards to the Named Executive Officers at December 31, 2008:

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market or
			Equity					Number	Payout
			Incentive					of	Value of
			Plan			Number	Market	Unearned	Unearned
	Number of	Number of	Awards:			of Shares	Value of	Shares,	Shares,
	Securities	Securities	Number of			or Units	Shares or	Units or	Units or
	Underlying	Underlying	Securities			of Stock	Units of	Other	Other
	Unexercised	Unexercised	Underlying	Option		That	Stock That	Rights That	Rights That
	Options	Options	Unexercised	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Unearned Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Ted T. Cecala	60,000			$28.78125	2/17/2009	1,976(4)	$43,946
	80,000			$24.00	2/12/2010	2,302(5)	$51,196
	80,000			$30.875	2/14/2011	5,857(6)	$130,260
	90,000			$32.985	2/10/2012	15,446(7)	$343,519
	90,000			$27.91	2/19/2013	21,161(8)	$470,621
	90,000			$37.02	2/24/2014
	90,000			$33.90	2/20/2015
		90,000(1)		$43.27	2/19/2016
		100,000(2)		$43.70	2/13/2017
		100,000(3)		$33.08	2/13/2018
David R. Gibson	20,000			$28.78125	2/17/2009	473(4)	$10,520
	20,000			$24.00	2/12/2010	1,078(5)	$23,975
	15,000			$30.875	2/14/2011	3,278(6)	$72,903
	30,000			$32.985	2/10/2012	6,178(7)	$137,399
	20,000			$27.91	2/19/2013	8,162(8)	$181,523
	20,000			$37.02	2/24/2014
	20,000			$33.90	2/20/2015
		20,000(1)		$43.27	2/19/2016
		30,000(2)		$43.70	2/13/2017
		35,000(3)		$33.08	2/13/2018
Robert V.A Harra Jr.	30,000			$28.78125	2/17/2009	1,234(4)	$27,444
	40,000			$24.00	2/12/2010	1,390(5)	$30,914
	40,000			$30.875	2/14/2011	3,137(6)	$69,767
	40,000			$32.985	2/10/2012	3,661(7)	$81,421
	40,000			$27.91	2/19/2013	4,534(8)	$100,836
	40,000			$37.02	2/24/2014
	40,000			$33.90	2/20/2015
		40,000(1)		$43.27	2/19/2016
		40,000(2)		$43.70	2/13/2017
		45,000(3)		$33.08	2/13/2018
Robert M. Balentine	10,000			$32.985	2/10/2012	1,007(4)	$22,396
	17,750			$27.91	2/19/2013	1,626(9)	$36,162
	10,000			$37.02	2/25/2014	3,493(6)	$77,684
	11,000			$33.90	2/20/2015	3,023(8)	$67,232
		10,000(1)		$43.27	2/19/2016
		9,000(2)		$43.70	2/13/2017
		30,000(3)		$33.08	2/13/2018
William J. Farrell Jr.	20,000			$28.78125	2/17/2009	613(4)	$13,633
	25,000			$24.00	2/12/2010	1,133(5)	$25,205
	25,000			$30.875	2/14/2011	3,104(6)	$69,033
	25,000			$32.985	2/10/2012	3,023(8)	$67,232
	20,000			$27.91	2/19/2013
	20,000			$37.02	2/24/2014
	30,000			$33.90	2/20/2015
		30,000(1)		$43.27	2/19/2016
		30,000(2)		$43.70	2/13/2017
		35,000(3)		$33.08	2/13/2018

(1)	These options vest on 2/23/2009 and expire ten years after grant.

(2)	These options vest on 2/16/2010 and expire ten years after grant.

(3)	There options vest on 2/14/2011 and expire ten years after grant.

(4)	Restricted stock will vest on 2/23/2009.

(5)	Restricted stock will vest in equal annual installments on 2/13/2009 and 2/16/2010.

(6)	Restricted stock will vest in equal installments on 2/13/2009, 2/16/2010, and 2/14/2011.

(7)	Restricted stock will vest on 2/14/2011.

(8)	Restricted stock will vest on 2/13/2012.

(9)	Restricted stock will vest on 3/2/2009 and 3/1/2010.

Option Exercises and Stock Vested in 2008

The following table provides information about stock options exercised by and restricted stock vested for each Named Executive Officer during 2008:

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)

Ted T. Cecala	21,826	$28,743	4,449	$145,335
David R. Gibson	12,000	$18,960	1,378	$45,139
Robert V.A. Harra Jr.	20,000	$31,600	2,968	$97,014
Robert M. Balentine	—	—	1,822	$58,337
William J. Farrell II	12,000	$13,200	1,519	$49,685

Pension Benefits as of December 31, 2008

The following table provides information about benefits under our Pension Plan and Supplemental Executive Retirement Plan (“SERP”) for the Named Executive Officers at December 31, 2008:

(a)	(b)	(c)	(d)	(e)
		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)

Ted T. Cecala	Pension Plan Supplemental Executive	29.4	$703,753(1)	N/A
	Retirement Plan	29.4	$7,245,439(2)	N/A

David R. Gibson	Pension Plan Supplemental Executive	25.7	$288,512(1)	N/A
	Retirement Plan	25.7	$1,341,504(2)

Robert V.A. Harra Jr.	Pension Plan Supplemental Executive	37.6	$794,220(1)	N/A
	Retirement Plan	37.6	$4,580,443(2)

Robert M. Balentine	Pension Plan Supplemental Executive	4.0	$72,492(1)	N/A
	Retirement Plan	4.0	$233,995(2)

William J. Farrell II	Pension Plan Supplemental Executive	32.6	$290,133(1)	N/A
	Retirement Plan	32.6	$1,574,069(2)

(1)      Based on the American Academy of Actuaries 1983 Group Annuity Mortality (Male) table and an assumed interest rate of 6.2%.

(2)      Based on the American Academy of Actuaries 1983 Group Annuity Mortality (Male) table and an assumed interest rate of 6.5%.

Pension Plan and SERP

Our Pension Plan is designed to provide retirement benefits to the Company’s staff members, including the Named Executive Officers. The SERP is designed to provide retirement benefits that would not be permitted to be paid under the Pension Plan by the Internal Revenue Code.

The normal annual retirement benefit from the Pension Plan is the greater of:

(a)	1.5% of the Named Executive Officer’s average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

(b)	(1) (a) 1.5% of the Named Executive Officer’s average annual earnings for the five-year period ending December 31, 1987; (b) less 1.25% of the Social Security Primary Insurance Amount as of December 31, 1987; (c) all multiplied by years of service as of December 31, 1987; plus

(2) 1.0% of the Named Executive Officer’s earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the Social Security taxable wage base (the “SSTWB”); plus

(3) For each year after 1988, (a) 1.25% of the Named Executive Officer’s earnings in that year up to one-half of the Social Security taxable wage base for that year, plus (b) 1.6% of earnings during that year in excess of one-half of the SSTWB.

For purposes of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under our Profit-Sharing Bonus Plan (the “Profit-Sharing Bonus Plan”), but do not include other bonus or incentive payments. The Profit-Sharing Bonus Plan was terminated in 2003. For years after 1993, earnings also include other bonus and incentive payments. Benefits under the Pension Plan vest in full after five years of participation in the plan. The normal form of pension provided under the Pension Plan is a single life annuity or a 50% joint and survivor benefit. The Pension Plan also provides for an actuarially-equivalent joint and survivor annuity with a survivor benefit of 66 2/3% or 100%, as selected by the participant.

The normal monthly retirement benefit from the SERP has been 60% of the Named Executive Officer’s average monthly earnings for the 60-month period ending with his or her retirement date, multiplied by a fraction the numerator of which is the Named Executive Officer’s years of credited service at retirement and the denominator of which is 30. Effective in 2009, the normal monthly retirement benefit from the SERP is 60% of the Named Executive Officer’s average annual earnings for the highest paid five years of the final ten years of employment, multiplied by a fraction the numerator of which is the Named Executive Officer’s years of credited service at retirement and the denominator of which is 30, divided by 12. All such amounts are reduced by benefits payable from the Pension Plan.

For purposes of determining amounts to which participants are entitled under the SERP, average monthly earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan and other bonus and incentive plans. The SERP pays a monthly pension, beginning at the same time the Named Executive Officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP begin to vest after five years’ participation in the plan at the rate of one-fifteenth per year, but accelerate and vest in full (a) upon reaching 55 with ten years participation or (b) in the event of a “Change in Control” as that term is defined in the change in control agreements discussed below.

Messrs. Cecala and Harra are eligible for early retirement under the Pension Plan and the SERP. Each plan provides for a reduction in benefits in the event of early retirement. The maximum reduction is 40% of the benefit available on the normal retirement date if retirement is seven years before that date.

The assumptions used in valuing the benefits reflected in the table above are detailed in Note [18] to the consolidated financial statements contained in our Annual Report to Shareholders for 2008. Those benefits are not subject to deduction of Social Security or other offset amounts.

Other Post-Termination Benefits

Under change-in-control agreements certain of the Company’s subsidiaries have entered into with certain of their officers, including the Named Executive Officers, those subsidiaries pay severance pay and a continuation of certain benefits if (a) a “Change in Control” occurs and (b) the officer’s employment is terminated involuntarily, either actually or constructively, without cause within two years after that Change in Control. In general, the agreements deem a “Change in Control” to have occurred if any of the following happens:

•	The Company or the subsidiary consolidates or merges with a third party;

•	The Company or the subsidiary transfers substantially all assets to a third party or completely liquidates or dissolves;

•	A third party acquires any combination of beneficial ownership of and voting proxies for more than 15% of the Company’s or the subsidiary’s voting stock or the ability to control the election of the Company’s directors or its management or policies;

•	The persons serving as the Company’s directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of the Company’s Board; or

•	A regulatory agency determines that a change in control of the Company has occurred.

Under these agreements, the Named Executive Officer is entitled to severance pay in a lump sum of 115% times three years’ of the Named Executive Officer’s (1) highest base salary in the 12 months preceding the termination of his or her employment and (2) bonus and incentive payments for the preceding calendar year, all discounted to present value at a discount rate of the rate paid on the termination date on U.S. Treasury bills with maturities of one and one-half years. In addition, the Named Executive Officer generally would receive medical, life, disability, and health-and-accident benefits at the subsidiary’s expense for three years. The Compensation Committee concluded that, following a change-in-control and termination of an executive officer’s employment or a diminution of his or her duties, payment of three years’ of the executive officer’s base salary and bonus payments for the preceding year discounted to present value, together with medical, life, disability, and health coverage for three years, is consistent with change-in-control payments offered to executive officers at other institutions. These benefits are reduced to the extent any would constitute “golden parachute payments” under the Internal Revenue Code of 1986, as amended. The Compensation Committee believes that these benefits further our corporate goals to provide incentives that promote the retention of our executive officers and further our overall corporate objectives to compensate our executive officers appropriately. In addition, as noted above, no Named Executive Officer may receive any benefit that would constitute a golden parachute payment while the Treasury holds any debt or equity security we issued under the CPP.

In addition, the Named Executive Officers’ unvested stock options and restricted stock awards vest automatically upon a Change in Control. Those payments and the value of those benefits upon a Change in Control at December 31, 2008 would have been: Mr. Cecala — $5,908,925; Mr. Gibson — $2,898,943; Mr. Harra — $3,306,274; Mr. Balentine — $3,167,097; and Mr. Farrell — $2,732,253. These amounts assume the costs of the Named Executive Officer receiving family coverage for medical and dental benefits for three years after termination of employment.

The vesting of unvested stock options and restricted stock awards accelerates upon a staff member’s disability or retirement. The value of the unvested stock options and restricted stock awards that would accelerate upon the disability or retirement on December 31, 2008 of Mr. Cecala was $1,039,557; Mr. Gibson was $426,348; Mr. Harra was $310,381; Mr. Balentine was $203,474; and Mr. Farrell was $175,096.

In addition, the vesting of unvested restricted stock awards accelerates upon a staff member’s death. The value of the unvested restricted stock awards that would accelerate upon the death on December 31, 2008 of Mr. Cecala was $1,039,557; Mr. Gibson was $426,348; Mr. Harra was $310,381; Mr. Balentine was $203,474; and Mr. Farrell was $175,096.

These amounts are independent of retirement benefits payable to these officers.

Nonqualifed Deferred Compensation as of December 31, 2008

(a)	(b)	(c)	(d)	(e)	(f)
	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings	Withdrawals/	Balance at
	Last FY	Last FY	in Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)

Ted T. Cecala	N/A	N/A	N/A	N/A	N/A
David R. Gibson	N/A	N/A	N/A	N/A	N/A
Robert V.A. Harra Jr.	N/A	N/A	N/A	N/A	N/A
Robert M. Balentine	N/A	N/A	N/A	N/A	N/A
William J. Farrell II	N/A	N/A	N/A	N/A	N/A

Director Compensation in 2008

The following table provides information about compensation paid to our directors in 2008:

				(f)
				Change in
				Pension
			(e)	Value and
(a)	(b)	(d)(3)	Non-Equity	Nonqualified	(g)
	Fees Earned or		Incentive Plan	Deferred	All Other	(h)(4)
	Paid in Cash	Option Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	Earnings	($)	($)

Carolyn S. Burger(1)	$42,244	$17,894	N/A	N/A	N/A	$60,138
Thomas L. duPont(1)	$23,363	$9,480	N/A	N/A	N/A	$32,843
R. Keith Elliott	$17,337	$17,894	N/A	N/A	N/A	$35,231
Donald E. Foley(2)	$—	$10,277	N/A	N/A	N/A	$10,277
Gailen Krug	$33,537	$17,894	N/A	N/A	N/A	$51,431
Rex L. Mears(1)	$38,744	$17,894	N/A	N/A	N/A	$56,638
Stacey J. Mobley(2)	$—	$17,894	N/A	N/A	N/A	$17,894
Michele M. Rollins(1)	$17,363	$3,107	N/A	N/A	N/A	$20,470
David P. Roselle(1)	$39,565	$17,894	N/A	N/A	N/A	$57,459
Oliver R. Sockwell	$40,118	$3,107	N/A	N/A	N/A	$43,225
Robert W. Tunnell Jr.(1)	$20,963	$18,691	N/A	N/A	N/A	$39,654
Susan D. Whiting	$28,039	$17,500	N/A	N/A	N/A	$45,539

(1)      Includes dividend payments on the stock units described in footnote 4 below.

(2)      Messrs. Foley and Mobley deferred receipt of cash earned for 2008 until retirement.

(3)      The assumptions used in valuing these option awards are detailed in Note 19 to the consolidated financial statements contained in our Form 10-K for 2008. The grant date fair value of stock options awarded in 2008 to each director computed in accordance with FAS 123R was $2.42. These stock and option awards were made under our 2005 Long-Term Incentive Plan.

(4)      In 2008, because shareholders did not approve the 2008 Long-Term Incentive Plan submitted for their approval at our 2008 Annual Shareholders’ Meeting, our directors were not able to receive stock in lieu of their annual retainers. Instead, our Compensation Committee awarded each non-employee director a corresponding number of stock units that earn dividend equivalents while they are outstanding. These stock units will be replaced by our common stock upon approval of an incentive plan by our shareholders from which that stock can be issued. The value of these awards on the grant dates (July 16, 2008, and January 21, 2009) was $29,974 for each of Messrs. duPont, Elliott, Foley, Mobley, Roselle, and Tunnell and Mss. Krug and Rollins; $22,469 for each of Mr. Roselle and Ms. Whiting; and $14,980 for each of Ms. Burger and Messrs. Mears and Sockwell. These values reflect elections our directors had made to receive a portion or all of the second half of their annual retainers in our stock instead of cash.

As of December 31, 2008, 36,000 nonstatutory stock options were outstanding to each of Ms. Burger and Messrs, Elliott, Mears, Mobley, Roselle, and Tunnell; 16,500 nonstatutory stock options were outstanding to Ms. Krug; 12,500 nonstatutory stock options were outstanding to Ms. Whiting; 9,500 nonstatutory stock options were outstanding to Mr. DuPont; 8,500 nonstatutory stock options were outstanding to Mr. Foley; and 5,000 stock options were outstanding to Ms. Rollins and Mr. Sockwell.

We pay our outside directors an annual retainer of $30,000 and a $2,000 fee for each Board meeting they attend. We also pay them a $1,200 fee for each committee meeting they attend and $500 for any telephonic meeting of any Board or Committee meeting in which they participate. The chairperson of the Nominating and Corporate Governance Committee receives an additional $4,000 annually; the chairperson of the Compensation Committee receives an additional $6,000 annually; the chairperson of the Audit Committee receives an additional $10,000 annually; and each other member of the Audit Committee receives an additional $5,000 annually.

When we have an incentive plan that has been approved by our shareholders, directors receive the first half of their annual retainer in our Company’s common stock from which to issue that stock. Directors may elect to receive the second half of the annual retainer either in cash or our Company’s common stock. Directors can elect each year to defer receipt of the cash and/or stock portion of their directors’ fees until they are no longer a director.

If a director elects to defer receipt of any cash portion of his or her directors’ fees, he or she may elect to earn a yield on the deferred portion based on (1) yields WTC pays on certain of its deposit products and/or (2) changes in the price of our Company’s common stock, together with dividends on that stock at the rate earned on our Company’s outstanding stock. If a director elects to defer receipt of any stock portion of his or her director’s fees, the deferred portion will accrue dividend equivalents at the rate earned on our Company’s outstanding stock until paid.

In 2008, because shareholders did not approve the 2008 Long-Term Incentive Plan submitted for their approval at our 2008 Annual Shareholders’ Meeting, our directors were not able to receive stock in lieu of their annual retainers. Instead, our Compensation Committee awarded each non-employee director a corresponding number of stock units that earn dividend equivalents while they are outstanding. These stock units will be replaced by our common stock upon approval of an incentive plan by our shareholders from which that stock can be issued.

Under our Company’s long-term incentive plans, our directors have also been entitled to receive stock options. Those stock options are typically granted only at the regularly scheduled meeting of the Compensation Committee held in February of each year. The exercise price of any options granted to our Company’s directors is the last sale price of our stock on the date of grant.

Directors who are also officers of the Company do not receive any fees or other compensation for service on any committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company’s directors, certain officers, and others to file reports of their ownership of our stock with the SEC.

After reviewing copies of those forms it has received and written representations, the Company believes that all required filings were made on a timely basis, except that a regular quarterly payment of phantom stock to Mr. Mobley in lieu of Board meeting fees inadvertently was filed one day late.

Availability of Form 10-K

The Company will file with the SEC an Annual Report on Form 10-K for 2008. The Company will provide a copy of that report on written request without charge to any person whose proxy it is soliciting. Please address your request to Ellen J. Roberts, Vice President, Investor Relations, Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to be Held on April 22, 2009

This proxy statement and information about directions to our shareholders’ meeting are available at www.wilmingtontrust.com under “Investor Relations — Financial Information”; our proxy materials, including our annual report to shareholders for 2008, can be accessed at http://materials.proxyvote.com/971807; and our Form 10-K and proxy statement are available on our website at www.wilmingtontrust.com under “Investor Relations — SEC Filings.”

As noted elsewhere in the proxy statement, the following materials are available on our web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance”:

•	Corporate Governance Principles

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Director Independence Standards

Our Code of Conduct and Ethics is available on our website at www.wilmintontrust.com under “Investor Relations — About Us — Guiding Principles.”

PROPOSAL TWO — APPROVAL OF THE 2009 EXECUTIVE INCENTIVE PLAN

General

Our Compensation Committee and Board of Directors have approved and recommend for shareholder approval the 2009 Executive Incentive Plan (the “Incentive Plan”). The Incentive Plan provides additional incentive to senior executives to achieve targeted levels of achievement. The Incentive Plan is intended as a successor plan to the existing 2004 Executive Incentive Plan for eligible participants.

We are asking shareholders to approve the Incentive Plan so that we may deduct compensation paid under that plan under Section 162(m). For a more complete discussion of Section 162(m), see the Compensation Committee Report beginning on page 21 of this proxy statement. Shareholder approval of the Incentive Plan and certification by the Compensation Committee that targeted performance has been achieved are each condition to the rights of eligible participants to receive any benefits under the Incentive Plan that would be deductible under Section 162(m). As noted on page 20, while the Treasury holds any debt or equity security we issued to it under the CPP, we may not deduct compensation paid to a Named Executive Officer in any year in excess of $500,000.

The following summarizes the Incentive Plan. The summary is qualified by reference to the Incentive Plan, which is attached to this proxy statement as Exhibit C.

Eligible Participants

The Chief Executive Officer, the President, and other key officers the Compensation Committee may designate from time to time may participate in the Incentive Plan. To receive an award with respect to a calendar year, a participant must generally be an employee of the Company or one of its subsidiaries on December 31 of that year. If an individual is no longer an employee at the time the Compensation Committee approves awards under the Incentive Plan, the Compensation Committee may cause any award otherwise payable under the Incentive Plan to be forfeited.

Performance Goals

Our achievement of performance goals determines whether, and the extent to which, a participant earns his or her award under the Incentive Plan. For Section 162(m) participants, the goals are based on any combination the Compensation Committee selects of income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, fees, growth in fees, assets, growth in assets, deposits, growth in deposits, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, loan loss reserves, market share, and overhead ratio. The goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms or as compared to another company or companies. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m).

Awards

The Committee may provide for varying levels of payment under an award depending on whether performance goals have been met or exceeded. No more than $4,000,000 will be payable under an award to any one individual for any award year. All payments will be made in cash, stock, restricted stock, restricted stock units, or phantom stock units. Awards in respect of no more than 300,000 shares of common stock may be granted under the plan. The number of shares to be issued to a participant cannot be predicted with accuracy because those awards are contingent on the selection by the Compensation Committee of participants from time to time and determining the size of awards.

Administration

The Compensation Committee has complete discretion to construe and administer the Incentive Plan and to determine eligibility to participate, the performance goals, achievement of the performance goals, the amount of payment to be made under an award, and everything else necessary to carry out the Incentive Plan.

Amendment and Termination

The Compensation Committee may amend the Incentive Plan or the awards, as long as any amendments are consistent with the Plan’s continued qualification under Section 162(m). The Compensation Committee may terminate the Incentive Plan at any time.

The awards payable under the Incentive Plan cannot be determined because payment of those awards is contingent upon attainment of pre-established performance goals, and the actual award may reflect the Compensation Committee’s exercise of discretion to reduce the award otherwise payable upon achievement of the performance goals. For a description of and amounts paid under the Company’s 2004 Executive Incentive Plan for 2008, see the Compensation Committee Report beginning on page 21 and the Summary Compensation Table on pages 23 and 24.

Your Board unanimously recommends a vote FOR the Incentive Plan.

PROPOSAL THREE — APPROVAL OF THE 2009 LONG-TERM INCENTIVE PLAN

Your Board of Directors adopted the 2009 Long-Term Incentive Plan on February 26, 2009. Under that plan, we can award both cash-based and stock-based awards. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in our common stock.

The 2009 Long-Term Incentive Plan’s primary purpose is to assist the Corporation in attracting and retaining highly competent officers, other key staff members, directors, and advisory board members of the Corporation and its subsidiaries and affiliates. The plan will act as an incentive in motivating key officers, staff members, and directors to achieve our long-term business objectives, while providing the flexibility to tailor individual awards to meet changing business and tax strategies.

Our shareholders approved our 2005 Long-Term Incentive Plan on April 21, 2005. No awards remain available for grant under that plan. At December 31, 2008, awards in respect of 214,588 shares remained available for grant under our 2004 Executive Incentive Plan; at the date of this proxy statement, awards in respect of 31,879 shares remain available for grant under that plan.

Your Board recommends that shareholders approve the 2009 Long-Term Incentive Plan as a successor to the 2005 Long-Term Incentive Plan. The provisions of the 2009 plan are similar in many respects to the provisions of the 2005 plan. The 2009 plan is summarized below. That summary is qualified by reference to the 2009 plan, which is attached to this proxy statement as Exhibit D. Shareholder approval of the plan is a condition to our ability to grant awards under the plan.

General Provisions

Duration of the 2009 Long-Term Incentive Plan; Share Authorization

The 2009 Long-Term Incentive Plan will remain effective until the third anniversary after shareholders approve it, unless the Board of Directors terminates it earlier. The maximum number of shares with respect to which awards may be granted under the plan is 3,000,000 shares. We may not (1) grant any person options or other awards in respect of more than 500,000 shares in any year during the plan’s term, (2) re-price options or other awards under the plan after they have been granted, nor (3) grant awards other than options in respect of more than a total of 400,000 shares during the plan’s term. The amount of awards payable to participants under the 2009 Long-Term Incentive Plan cannot be predicted with accuracy because those awards are contingent on the selection by the Compensation Committee or the Select Committee (consisting of either of our two employee directors) (the “Select Committee”) (the Compensation Committee and the Select Committee are sometimes referred to as the “Committee”) of participants from time to time and determining the size of awards. The shares to be issued under the plan will be authorized but unissued shares or issued shares that we have re-acquired and hold in treasury.

Shares covered by any unexercised portions of terminated options, shares forfeited by participants, and shares subject to any awards a participant otherwise surrenders without receiving any payment or other benefit may again be subject to new awards under the plan. However, ‘liberal’ share counting is not permitted under the plan: (a) if a participant pays the purchase price of an option in whole or part by delivering our shares, the number of shares issuable in connection with the exercise of the option will not again be available for awards under the plan; (b) shares used to measure the amount payable to a participant in respect of an earned performance award will not again be available for awards; and (c) shares issued in payment of performance awards that are denominated in cash amounts are not again available for awards.

Long-Term Incentive Plan Participants

The Committee will administer the 2009 Long-Term Incentive Plan and select persons eligible to receive awards under the plan. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in shares of our stock. Twelve non-employee directors, the 47 members of the advisory boards of our depository institution subsidiaries, and all staff members of the Corporation and its subsidiaries and affiliates currently are eligible for consideration to participate in the plan.

Awards Available Under Long-Term Incentive Plan

The Committee may grant awards under the 2009 Long-Term Incentive Plan in the form of stock options, performance awards, and other stock-based and cash-based awards. Awards under the plan may be granted alone or in combination with other awards.

Stock Options

The Committee may grant stock options meeting the requirements of Section 422 of the Code (“Incentive Stock Options”) and stock options that do not meet those requirements (“Nonstatutory Stock Options”). The Committee will determine the term of each option, but no option will be exercisable more than ten years after grant. The Committee also may impose restrictions on exercise. The exercise price for options must at least equal 100% of the fair market value of our common stock on the date of grant. The exercise price is payable in cash or, if the Committee permits in the award agreement, in shares of our stock or other property, by reducing the number of shares issuable on the option’s exercise, or by cashless exercise with an optionee’s broker.

Options and other awards granted under the plan are not transferable except by will or the laws of descent and distribution or, in certain circumstances, pursuant to a qualified domestic relations order. If a participant’s employment terminates due to death, disability, or retirement, unexercised options previously granted under the plan that have vested may be exercised by the participant or his or her beneficiary, as the case may be, until the earlier of the option’s expiration or three years after the termination of the participant’s employment. In addition, in the case of a participant’s retirement or disability, a portion of the options that have not previously vested will, based upon the length of the optionee’s service since the date of grant, at the optionee’s election vest immediately. If a participant’s employment terminates for other reasons, unexercised options previously granted under the plan generally terminate on that termination.

Performance Awards

The Committee also may grant performance awards under the plan. These awards are earned by recipients if specified performance targets the Committee sets are met. The awards may be paid in cash or shares of our stock. The performance targets can be based on financial performance criteria, such as net income or earnings per share, individual performance criteria, or a combination of both. The amount of the award can be a fixed dollar amount or a payment based on the increase in the value of our common stock over a specified award period. When circumstances occur that cause the performance targets to be an inappropriate measure of achievement, the Committee may adjust the targets. The Committee will determine the appropriate award period for each performance award.

A participant has no right to receive a performance award on the termination of his or her employment before the end of a performance award period, except in the case of death, disability, or retirement. If a participant’s employment terminates due to death, disability, or retirement before the end of a performance award period, the Committee may award the participant or his or her beneficiary, as the case may be, a pro rata portion of the performance award.

Other Stock-Based Awards

The Committee may grant any other type of award valued in whole or in part by reference to the value of our common stock. The Committee will determine the terms and conditions of any such awards.

Retainers for Non-Employee Directors

While the 2009 Long-Term Incentive Plan is in effect, each non-employee director will receive payment of the first half, and may elect to receive payment of the second half, of his or her annual retainer in shares of our common stock. Before the time when the annual retainer is earned, each director will be required to elect the form of payment of the second half of his or her annual retainer. If no election is made, the second half of the annual retainer will automatically be paid in cash.

For the portion of the annual retainer payable in shares of our stock, we will issue shares having a fair market value equal to the fees payable. We will pay cash in lieu of any fractional shares.

The awards payable to non-employee directors under the plan in respect of their annual retainers cannot be determined because those awards are contingent on the amount of the annual retainer and the election each director makes each year regarding the second half of his or her annual retainer.

Change in Control

Upon a change in control of Wilmington Trust, all options under the 2009 Long-Term Incentive Plan will become exercisable immediately, and all performance targets for performance awards will be deemed to have been met.

Termination, Amendment, and ERISA Status

The Board may amend or terminate the 2009 Long-Term Incentive Plan, and the Committee may amend or alter awards. No action may impair a participant’s rights under any award granted previously without the participant’s consent. The Board may not make any amendment to the plan without shareholder approval if that amendment would require shareholder approval under the Code or other applicable law.

The 2009 Long-Term Incentive Plan is not subject to ERISA.

Antidilution Provisions

The number of shares of our stock authorized to be issued under the 2009 Long-Term Incentive Plan and subject to outstanding awards, the purchase or exercise price, and the number of shares that may be granted to any recipient may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation, or other relevant change in our capitalization.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2009 Long-Term Incentive Plan. This summary is not intended to be exhaustive. It does not describe state, local, or foreign tax consequences.

Incentive Stock Options

A participant in the 2009 Long-Term Incentive Plan generally is not subject to federal income tax either at the time of grant or at the time an Incentive Stock Option is exercised. However, upon exercise, the difference between the fair market value of the shares underlying the option and the exercise price is includable in the participant’s alternative minimum taxable income. If a participant does not dispose of shares acquired upon exercise of an Incentive Stock Option within one year after receipt of those shares (and within two years after the date the option is granted), he or she will be taxed only on the sale of those shares, and that tax will be at the capital gains rate.

We will not receive any tax deduction on exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the shares underlying that option. If a disqualifying disposition occurs (e.g., one of the holding requirements mentioned above is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition. We will be entitled to a deduction equal to the amount the participant includes in income, subject to the limitations on deductibility of executive compensation imposed as a result of our participation in the CPP. The tax generally will be imposed on the difference between the fair market value of the shares at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

Nonstatutory Stock Options

There are no federal income tax consequences to a participant at the time we grant a Nonstatutory Stock Option. On exercise of the option, the participant must pay tax at ordinary income rates on an amount equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. We will receive a commensurate tax deduction at the time of exercise, subject to the limitations on deductibility of executive compensation imposed as a result of our participation in the CPP. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

Performance and Other Stock-Based Awards

The grant of performance awards is not a taxable event for federal income tax purposes at grant. A participant will be required to pay ordinary income tax when the award vests in an amount equal to the amount of cash and the value of any shares included in the distribution. In some circumstances, a participant may be able to file a “Section 83(b)

election” and accelerate his or her ordinary income tax liability. We will have a commensurate tax deduction, subject to the limitations on deductibility of executive compensation imposed as a result of our participation in the CPP.

Annual Retainers

Non-employee directors will recognize ordinary income equal to the fair market value of the shares of our stock they receive in payment of their annual retainers. We will be entitled to a deduction in the same amount.

Vote Required

The affirmative vote of the holders of a majority of the shares of stock issued and outstanding on the Record Date is required to approve this proposal.

Your Board unanimously recommends a vote FOR the 2009 Long-Term Incentive Plan.

PROPOSAL FOUR — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

As required by the CPP, we are providing our shareholders the opportunity to vote on an advisory (nonbinding) resolution to approve our executive compensation as described in this proxy statement. That compensation is described in the section captioned “Compensation Discussion and Analysis” and the tabular disclosure regarding compensation of our Named Executive Officers, together with the narrative disclosure accompanying those tables, contained in this proxy statement.

The following resolution is submitted for shareholder approval:

RESOLVED, that the Company’s shareholders approve its executive compensation, as described in the section captioned “Compensation Discussion and Analysis” and the tabular disclosure regarding compensation of the Company’s Named Executive Officers, together with the narrative disclosure accompanying those tables, contained in the Company’s proxy statement dated March 10, 2009.

Because your vote is advisory, it will not be binding upon the Board.

Your Board unanimously recommends a vote FOR this resolution.

Independent Registered Public Accounting Firm Services Policy

The Audit Committee of the Board of Directors of Wilmington Trust Corporation and its subsidiaries (collectively, the “Company”) reviews regularly all services provided to the Company by its independent registered public accounting firm (the “Auditor”). In light of recent public concerns regarding non-audit services provided to companies by their Auditor and requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission, and the New York Stock Exchange, the Audit Committee of the Company’s Board of Directors has adopted the following policy regarding services provided by the Auditor.

The Audit Committee has agreed that the following services may be procured from the Auditor without further prior approval of the Audit Committee:

1.	Annual consolidated and subsidiary financial statement audits, including reviews of unaudited quarterly consolidated financial statements and procedures developed in response to new or pending pronouncements by governing authorities, such as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Securities and Exchange Commission, or the New York Stock Exchange;

2.	Statement of Auditing Standards No. 70 Report of the Company’s Corporate Retirement and Custody Services Division and Wealth Advisory Services Business Line;

3.	Annual financial statements audits of the Company’s defined benefit, defined contribution and other employee benefit plans, and common and short-term trust funds;

4.	Review of audits of the Company’s affiliates;

5.	Tax compliance assistance in preparing the Company’s federal and state income tax returns;

6.	Tax planning research;

7.	Reports on the effectiveness of internal controls required by FDICIA and/or the Sarbanes-Oxley Act; and

8.	Consents and comfort letters required for the Company’s filings under the 1933 Securities Act and the 1934 Securities and Exchange Act.

All such services provided by the Auditor shall be reported to the Audit Committee at its next meeting. It is the intent of the Audit Committee to adhere to these listed services being provided by the Auditor. However, the Audit Committee is willing to consider a recommendation by the Company’s management as to a specific service if management believes that the provision of such services would not compromise the Auditor’s independence.

Any engagement of the Auditor for the performance of “consulting services” other than the services listed above shall be reviewed by the Audit Committee prior to engagement. Situations requiring urgency may be authorized by the Committee Chair. In no circumstance will the Auditor be engaged to provide services prohibited by the Sarbanes-Oxley Act or its implementing regulations, including financial information systems design and implementation, or to prepare personal tax returns of any of the Company’s executive officers.

EXHIBIT A

PERFORMANCE PEER GROUP

Associated Banc-Corp	National Penn Bancshares, Inc.
BancorpSouth Bank, Inc.	Old National Bancorp
Bank of Hawaii Corporation	Pacific Capital Bancorp
BOK Financial Corporation	Park National Corporation
Boston Private Financial Holdings, Inc.	Prosperity Bancshares, Inc.
Cathay General Bancorp	Provident Bankshares Corporation
Central Pacific Financial Corp.	The South Financial Group, Inc.
Citizens Republic Bancorp, Inc.	Sterling Financial Corporation
City National Corporation	Susquehanna Bancshares, Inc.
Commerce Bancshares, Inc.	SVB Financial Group
Corus Bankshares, Inc.	TCF Financial Corporation
Cullen/Frost Bankers, Inc.	Trustmark Corporation
CVB Financial Corp.	UCBH Holdings, Inc.
East West Bancorp, Inc.	UMB Financial Corp.
F.N.B. Bancorp	Umpqua Holdings Corporation
First Citizens BancShares, Inc.	United Bankshares, Inc.
First Commonwealth Financial Corporation	United Community Banks, Inc.
First Midwest Bancorp, Inc.	Valley National Bancorp.
FirstMerit Corporation	Webster Financial Corporation
Fulton Financial Corporation	Whitney Holding Corporation
Hancock Holding Company	Wilmington Trust Corporation
MB Financial, Inc.	Wintrust Financial Corporation

COMPENSATION PEER GROUP

Associated Banc-Corp.	JP Morgan
AXA Rosenberg Investment Management LLC	Jackson National Life Insurance Company
BancorpSouth Bank, Inc.	Merrill Lynch & Co., Inc.
Bank of Hawaii Corporation	Morgan Stanley
The Bank of New York Mellon Corporation	Nikko Securities, Inc.
The Bessemer Trust Company, N.A.	Northern Trust
BOK Financial Corporation	Numeric Investors Limited Partnership
Cathay General Bancorp	ProFunds
Citigroup	RCM Capital Management, LLC
City National Corporation	Raymond, James & Associates, Inc.
Claymore Group, Inc.	Reich & Tang
Cohen & Steers, Inc.	Rockefeller & Co., Inc.
Commerce Bancshares	RS Investment Management Co. LLC
Cullen/Frost Bankers, Inc.	Schroeder Investment Management
Deutsche Bank	Smith Breeden Associates, Inc.
East West Bancorp, Inc.	South Financial Group Inc.
First Citizens BancShares, Inc.	SVB Financial Group
Fischer Francis Trees & Watts, Inc.	TCF Financial Corporation
Fort Washington Investment Advisors, Inc.	Trilogy
Fortis Investments Management USA, Inc.	Union Bank of California
Fred Alger & Company, Incorporated	Valley National Bancorp
Fulton Financial Corporation	Waddell & Reed, Inc.
The Glenmede Trust Company, N.A.	Whitney Holding Corporation
J&W Seligamn & Co. Incorporated
Heitman

EXHIBIT B

WILMINGTON TRUST CORPORATION
2009 EXECUTIVE INCENTIVE PLAN

1.	Purpose.

The purpose of the Wilmington Trust Corporation (the “Company”) 2009 Executive Incentive Plan (the “Incentive Plan”) is to provide senior management annual awards that recognize and reward the achievement of performance goals.

2.	Effective Date of Plan.

The Incentive Plan shall be effective as of January 1, 2009, but any payments under the Incentive Plan to individuals a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code and the related regulations (“Section 162(m)”) and that the Company desires to deduct (“Section 162(m) Participants”) shall be made contingent on the Incentive Plan’s approval by the Company’s shareholders.

3.	Plan Administrator.

The Company’s Compensation Committee shall administer the Incentive Plan. The Compensation Committee consists of members appointed by the Board of Directors from time to time. Each member of the Compensation Committee shall be an “outside director” within the meaning of Section 162(m). The Compensation Committee shall have full power and authority, subject to the provisions of the plan and applicable law, to (a) establish, amend, suspend, or waive rules and regulations and appoint agents it deems necessary or advisable for the plan’s proper administration, (b) construe, interpret, and administer the plan and any instrument or agreement relating to the plan, and (c) make all other determinations and take all other actions necessary or advisable for the plan’s administration. Unless the Incentive Plan expressly provides otherwise, each determination the Compensation Committee makes and each action it takes pursuant to the plan or any instrument or agreement relating to the plan (x) shall be within the Compensation Committee’s sole discretion, (y) may be made at any time, and (z) shall be final, binding, and conclusive for all purposes on all persons, including participants in the plan, their legal representatives, and beneficiaries and employees of the Company and its subsidiaries.

4.	Eligibility.

The Chief Executive Officer, the President, and other officers of the Company and its subsidiaries are eligible to participate in the Incentive Plan if the Compensation Committee designates them.

5.	Awards.

5.1 For each calendar year (a “Plan Year”), at such times as the Compensation Committee determines, it shall establish the basis and terms of participation of participants who are not Section 162(m) Participants. In doing so, the Compensation Committee may establish one or more quantitative or qualitative performance or other goals or criteria as the basis for awarding executives bonuses under the Incentive Plan.

5.2 For Section 162(m) Participants, within 90 days after the commencement of each Plan Year, the Compensation Committee shall designate:

a. The officers who will be deemed Section 162(m) Participants for that Plan Year;

b. The Financial Criteria that will apply to awards to Section 162(m) Participants for the Plan Year; and

c. The Performance Goals that must be met for Section 162(m) Participants to earn awards for the Plan Year and a payout matrix or formula for those Financial Criteria and Performance Goals.

After the 90th day of a Plan Year, the Compensation Committee may designate newly-hired officers as participants in the Plan for that Plan Year. The Performance Goals for those additional Section 162(m) Participants will be established before 25% of the days remaining in that partial Plan Year have expired.

EXHIBIT C

Any participant who terminates employment, either voluntarily or involuntarily, before awards are paid for a Plan Year will be ineligible for an award under the Plan. However, the Compensation Committee may, in its sole and complete discretion, determine to pay an award if termination was due to death, disability, retirement, or a Change in Control of the Company, but:

x.	No such payment shall be made to any participant for a Plan Year before awards for that Plan Year are payable generally; and

y.	No such payment shall be made to any Section 162(m) Participant unless the Performance Goals established for that participant have been attained.

For purposes hereof, the term “Change in Control” means any of the events described below, directly or indirectly or in one or more series of transactions:

(1)	A consolidation or merger of the Company with any third party (including a single person or entity or a group of persons or entities acting in concert) not wholly-owned, directly or indirectly, by the Company (a “Third Party”), unless the Company is the entity surviving that merger or consolidation;

(2)	A transfer of all or substantially all of the assets of the Company to a Third Party or of a complete liquidation or dissolution of WTC or the Company;

(3)	Any person, entity, or group which is a Third Party, without prior approval of the Company’s Board of Directors, by itself or through one or more subsidiaries:

(a)	Acquires beneficial ownership of 15% or more of any class of the Company’s voting stock;

(b)	Acquires irrevocable proxies representing 15% or more of any class of the Company’s voting stock;

(c)	Acquires any combination of beneficial ownership of voting stock and irrevocable proxies representing 15% or more of any class of the Company’s voting stock;

(d)	Acquires the ability to control in any manner the election of a majority of the Company’s directors; or

(e)	Acquires the ability to exercise a controlling influence over the management or policies of the Company, directly or indirectly; or

(4)	Any election occurs of persons to the Company’s Board of Directors that causes a majority of that Board of Directors to consist of persons other than (x) persons who were members of that Board of Directors on February 29, 1996 (the “Effective Date”) and/or (y) persons who were nominated for election as members of that Board of Directors by the Company’s Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of the Company’s Board of Directors on the Effective Date. However, any person nominated for election by the Company’s Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (x) and/or (y), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (x) above.

However, a Change in Control shall not include any of the events described above if they (i) occur in connection with the appointment of a receiver or conservator for the Company, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the “FDI Act”), a supervisory merger, or, with respect to any participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that participant from participating in the Company’s business or (ii) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of the Company’s voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third

Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of the Company’s voting stock.

6.	Financial Criteria.

For each Plan Year, the Compensation Committee shall designate one or more financial criteria (the “Financial Criteria”) set forth in this Section 6 for use in determining awards for Section 162(m) Participants for that Plan Year. Financial Criteria shall consist of one or more of the following financial measures: income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, deposits, growth in deposits, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, loan loss reserves, market share, and overhead ratio. Any of the Financial Criteria may be company-wide or on a departmental, divisional, regional, or individual basis. In addition, any of the Financial Criteria may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The Compensation Committee retains the discretion to determine whether an award will be paid under any one or more of the Financial Criteria.

7.	Performance Goals.

For each Plan Year, the Compensation Committee shall establish specific, objective performance goals (the “Performance Goals”), the outcome of which is substantially uncertain at the time they are established, for each of the Financial Criteria the Compensation Committee designates for that Plan Year against which actual performance is to be measured to determine the amount of awards to Section 162(m) Participants. Performance Goals the Compensation Committee establishes may be described by means of a matrix or formula providing for goals resulting in the payment of awards under the plan.

8.	Determination and Payment of Awards.

8.1. As soon as practicable after the end of a Plan Year, the Compensation Committee will determine the amount of the award each participant has earned. For Section 162(m) Participants, that determination will be made based on application of the criteria specified in Section 6. However, the Compensation Committee may, in its sole and absolute discretion, reduce the amount that would otherwise be payable under the Incentive Plan. Payments will be made promptly after the Compensation Committee determines the amount of the awards unless payment of an award has been deferred pursuant to Section 10.6. The Compensation Committee’s determination with respect to Section 162(m) Participants must include its certification in writing that the Performance Goals and any other terms of the award were satisfied. Minutes of the Compensation Committee’s meeting or any action by written consent shall satisfy the written certification requirement.

8.2. The Company shall pay awards under the Incentive Plan in cash, stock, restricted stock, restricted stock units, “phantom stock” units, or other types of awards valued in whole or in part by reference to, or otherwise based on, shares of the Company’s stock. Subject to the provisions hereof, the Compensation Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those awards are made, the number of shares to be granted pursuant thereto, if any, and all other conditions of those awards. Any award other than cash shall be confirmed by an award agreement. The award agreement shall contain provisions the Compensation Committee determines are necessary or appropriate to carry out the intent hereof with respect to the award. Any awards may be represented in whole or in part by certificated shares or uncertificated shares, at the Compensation Committee’s sole discretion. The Compensation Committee may grant awards in respect of up to a total of 300,000 shares of stock under the Incentive Plan.

8.3. Notwithstanding anything to the contrary contained herein, the maximum dollar amount with respect to which awards may be granted under the Incentive Plan for any Plan Year to any participant may not exceed $4,000,000.

8.4. In addition to the terms and conditions specified in the award agreement, awards shall be subject to the following:

(a) Any shares subject to awards may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which those shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses;

(b) If specified in the award agreement, the recipient of an award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the shares covered by that award, and the Compensation Committee may, in its sole and absolute discretion, provide in the award agreement that those amounts be reinvested in additional shares;

(c) The award agreement shall contain provisions dealing with the disposition of the award in the event of the termination of the participant’s employment before the exercise, realization, or payment of the award. The Compensation Committee may, in its sole and absolute discretion, waive any of the restrictions imposed with respect to any award; and

(d) Shares issued as a bonus pursuant hereto shall be issued for the consideration the Compensation Committee determines is appropriate, in its sole and absolute discretion, but rights to purchase shares shall be priced at least 100% of the market value per share on the date the award is granted.

9.	Taxes.

If the Compensation Committee deems it necessary or desirable, the Company shall be entitled to withhold (or secure payment from a participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or that the Company pays (1) with respect to any amount payable and/or shares issuable under that participant’s award or (2) with respect to any income recognized upon the lapse of restrictions applicable to an award. The Company may defer payment or issuance of the cash, shares, or units upon the grant, exercise, or vesting of an award unless indemnified to its satisfaction against any liability for that tax. The Compensation Committee or its delegate shall determine the amount of that withholding or tax payment. The participant shall make that payment at the time the Compensation Committee determines. In each award agreement, the Compensation Committee shall prescribe one or more methods by which the participant may satisfy his or her tax withholding obligation. This may include the participant’s paying the Company cash or shares of the Company’s stock or the Company’s withholding from the award, at the appropriate time, a number of shares sufficient to satisfy those tax withholding requirements, based on the market value per share of those shares. In its sole and absolute discretion, the Compensation Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate. These may include rules and procedures relating to elections by participants who are subject to Section 16 of the Securities Exchange Act to have shares withheld from an award to meet those withholding obligations.

10.	Termination, Suspension, or Modification of the Plan.

The Board of Directors may at any time, with or without notice, terminate, suspend, or modify the Incentive Plan in whole or in part. The Board of Directors shall not amend the Incentive Plan in violation of law or in contravention of Section 162(m). The Compensation Committee may make any amendments to the Incentive Plan not in violation of law required to conform the Incentive Plan to the requirements of Section 162(m). The Compensation Committee also may correct any defect, supply any omission, or reconcile any inconsistency in the Incentive Plan in the manner and to the extent it deems desirable to carry the Incentive Plan into effect.

11.	Miscellaneous.

11.1. No award under the Incentive Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge,

encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any liability which is for alimony or other payment for the support of a spouse or former spouse, or for any other relative of a participant, prior to actually being received by the participant or his or her designated beneficiary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to an award hereunder shall be void.

11.2. Neither the adoption of the Incentive Plan, the determination of eligibility to participate in the Incentive Plan, nor the granting of an award under the Incentive Plan shall confer upon any participant any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or its subsidiaries to terminate that employment at any time.

11.3. The Incentive Plan and all determinations under it shall be governed by and construed in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by federal law.

11.4. The existence of outstanding awards shall not affect the right of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations, and other changes in the Company’s capital structure, the Company’s business, any merger or consolidation of the Company, any issue of bonds, debentures, or preferred stock, the Company’s liquidation or dissolution, any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

The number and kind of shares subject to outstanding awards, the purchase or exercise price of those awards, and the number and kind of shares available for awards subsequently granted shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect on the Incentive Plan or awards granted hereunder. The Compensation Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. However, in no event shall any adjustment be made under the provisions of this Section 11.4 to any outstanding award if an adjustment has been made or will be made to the shares of the Company’s stock awarded to a participant in that person’s capacity as a shareholder.

If the Company is merged or consolidated with another entity and the Company is not the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised awards remain outstanding, then (a) subject to the provisions of Section 11.4(b) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding award hereunder shall be entitled to receive, upon exercise or vesting of that award in lieu of shares, other stock or other securities as the holders of shares of the Company’s stock received in the merger, consolidation, liquidation, or sale; and (b) the Compensation Committee may cancel all outstanding awards as of the effective date of that merger, consolidation, liquidation, or sale, provided that (i) notice of that cancellation has been given to each holder of an award and (ii) in addition to any rights he or she may have under Section 5.2 above, each holder of an outstanding award hereunder shall have the right to that award or the exercise in full, without regard to any limitations set forth in or imposed pursuant hereto or contained in the award agreement, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any award that was permissible solely because of this Section 11.4(b)(ii) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale shall terminate as of that date.

If the Company is consolidated or merged with another entity under circumstances in which the Company is the surviving entity, and its outstanding shares are converted into shares of a third entity, a condition to the merger or consolidation shall be that the third entity succeed to the Company’s rights and obligations hereunder, and that the Incentive

Plan be administered by a committee of the Board of that entity.

Comparable rights shall accrue to each participant in the event of successive reorganizations, mergers, consolidations, or other transactions similar to those described above.

Except as expressly provided herein, the Company’s issuance of shares or any other securities for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of the Company convertible into shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares then subject to awards outstanding.

After any reorganization, merger, or consolidation in which the Company or one of its subsidiaries or affiliates is a surviving entity, the Compensation Committee may grant substituted awards replacing old awards granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options or awards may no longer be issued following that reorganization, merger, or consolidation. The Compensation Committee shall determine the foregoing adjustments and the manner in which the foregoing provisions are applied in its sole and absolute discretion. Any of those adjustments may provide for eliminating any fractional shares of the Company’s stock that might otherwise become subject to any awards.

11.5. Nothing in the Incentive Plan shall be construed as limiting the authority of the Compensation Committee, the Board of Directors, the Company, or any subsidiary of the Company to establish any other compensation plan or as in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by the Company or a subsidiary of the Company, whether that person is a participant and regardless of how the amount of that compensation or bonus is determined.

11.6. A participant may elect to defer payment of his or her award under the Incentive Plan if deferral of the award under the Incentive Plan is permitted pursuant to the terms of a deferred compensation program of the Company existing at the time the election to defer is permitted to be made and the participant complies with the terms of that program.

11.7. It is the Company’s intention that all payments made under the Incentive Plan to Section 162(m) Participants a portion of whose compensation the Company wants to be able to deduct shall constitute “performance-based compensation” as that term is defined for purposes of Section 162(m). Accordingly, unless the Board of Directors determines otherwise, if any provision of the Incentive Plan is found not to be in compliance with that provision, that provision shall be deemed amended so that the provision does comply to the extent permitted by law. In every event, the Incentive Plan shall be construed in favor of those payments meeting the “performance-based compensation” exception contained in Section 162(m). Notwithstanding anything to the contrary contained herein, the Compensation Committee retains discretion to grant awards hereunder that do not comply with Section 162(m).

11.8. a. “Cause” means, with respect to a participant who is an employee of the Company or one of its subsidiaries or affiliates or who is a consultant, termination for, as the Compensation Committee determines in its sole and absolute discretion, the participant’s personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order.

b. “Disability” means any physical or mental injury or disease of a permanent nature that renders a participant incapable of meeting the requirements of the employment or other work the participant performed immediately before that disability commenced. The Compensation Committee or its designee shall make the determination of whether a participant is disabled and when the participant becomes disabled in its sole and absolute discretion.

c. “Normal Retirement Date” means the date on which a participant terminates active employment with the employer he or she was employed with when he or she was last granted awards on or after attaining age 65, but does not include termination for Cause.

d. “Other Retirement Date” means a date, on or after a participant attains age 55 but earlier than the participant’s Normal Retirement Date, that the Compensation Committee in its sole and absolute discretion approves and designates to be the date upon which a participant retires for purposes hereof, but does not include termination for Cause.

WILMINGTON TRUST CORPORATION
2009 LONG-TERM INCENTIVE PLAN

1.	Purpose.

The 2009 Long-Term Incentive Plan (the “Plan”) of Wilmington Trust Corporation (“Wilmington Trust”) is designed to encourage and facilitate ownership of stock by, and provide additional incentive compensation based on appreciation of that stock to, key staff members, directors, and advisory board members of Wilmington Trust and other entities to whom the Committee grants Awards. Wilmington Trust hopes thereby to provide a potential proprietary interest as additional incentive for the efforts of those individuals in promoting Wilmington Trust’s continued growth and the success of its business. The Plan also will aid Wilmington Trust in attracting and retaining professional and managerial personnel.

2.	Administration.

The Plan shall be administered by the Corporation’s Compensation Committee, consisting solely of non-staff member directors, the Corporation’s Select Committee, consisting of either of its two staff member directors, or any other committee of the Corporation’s Board of Directors that the Board may appoint from time to time to administer the Plan (all such committees are hereinafter sometimes collectively referred to as the “Committee”). The Compensation Committee shall have sole authority to grant Awards to a Participant who is, at the Date of Grant of the Award, either a “covered employee” as defined in Section 162(m) or subject to Section 16 of the Exchange Act. The Compensation Committee also shall have authority to grant Awards to other Participants. The Select Committee shall have authority to grant Awards to Participants who are not, at the Date of Grant of the Award, either “covered employees” as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

The Committee shall have the power and authority to administer the Plan in accordance with this Section 2. Wilmington Trust’s Board may appoint members of the Committee from time to time in substitution for those members who previously were appointed and may fill vacancies in the Committee, however caused.

The Committee shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and the Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, establish and modify administrative rules for the Plan, select persons to whom Awards may be granted, determine the terms and provisions of Award Agreements (which need not be identical), determine all claims for benefits hereunder, impose conditions and restrictions on Awards it determines to be appropriate, and take steps in connection with the Plan and Awards it deems necessary or advisable. In the event of a conflict between determinations made by the Compensation Committee and the Select Committee, the determination of the Compensation Committee shall control.

A majority of the Compensation Committee’s members shall constitute a quorum thereof, and action by a majority of a quorum shall constitute action by the Compensation Committee. Compensation Committee members may participate in meetings by conference telephone or other similar communications equipment by means of which all members participating in the meeting can hear each other. Any decision or determination reduced to writing and signed by all of the Compensation Committee’s members shall be as effective as if that action had been taken by a vote at a meeting of the Committee duly called and held.

2.	The Shares.

The Committee shall not authorize issuance of more than a total of 3,000,000 shares hereunder, except as otherwise provided in Section 9(i) below. These may either be authorized and unissued shares or previously issued shares Wilmington Trust has reacquired.

The shares covered by any unexercised portions of terminated Options granted under Section 5 and shares subject to any Awards the Participant otherwise surrenders without receiving any payment or other benefit may again be subject to new Awards hereunder. ‘Liberal’ share counting is not permitted under this plan: (a) if a Participant pays the purchase price of an Option or tax liability associated

EXHIBIT D

with that exercise in whole or part by delivering Wilmington Trust Stock, the number of shares issuable in connection with the Option’s exercise shall not again be available for the grant of Awards; (b) shares used to measure the amount payable to a Participant in respect of Performance Awards or Other Awards shall not again be available for the grant of Awards; and (c) shares issued in payment of Performance Awards denominated in cash amounts shall not again be available for the grant of Awards.

4.	Participation.

The Committee shall designate Participants from time to time in its sole and absolute discretion. Those Participants may include officers, other key staff members, and directors and advisory board members of, and consultants to, Wilmington Trust or its subsidiaries or affiliates. In making those designations, the Committee may take into account the nature of the services the officers, key staff members, directors, advisory board members, and consultants render, their present and potential contributions to Wilmington Trust, and other factors the Committee deems relevant in its sole and absolute discretion.

If the Committee designates a Participant to receive an Award in any year, it need not designate that person to receive an Award in any other year. In addition, if the Committee designates a Participant to receive an Award under one portion hereof, it need not include that Participant under any other portion hereof. The Committee may grant more than one type of Award to a Participant at one time or at different times.

5.	Options.

a.	Grant of Options.

The Committee shall designate the form of Options and additional terms and conditions not inconsistent with the Plan. The Committee may grant Options either alone or in addition to other Awards. The terms and conditions of Option Awards need not be the same with respect to each Participant. The Committee may grant to Participants one or more incentive stock options (“Incentive Stock Options”) that meet the requirements of Section 422 of the Code, stock options that do not meet those requirements (“Nonstatutory Stock Options”), or both. To the extent any Option does not qualify as an Incentive Stock Option, whether because of its provisions, the time or manner of its exercise, or otherwise, that Option or the portion thereof that does not so qualify shall constitute a separate Nonstatutory Stock Option.

b.	Incentive Stock Options.

Each provision hereof and in any Award Agreement the Committee designates as an Incentive Stock Option shall be interpreted to entitle the holder to the tax treatment afforded by Section 422 of the Code, except in connection with the exercise of Options: (1) following a Participant’s Termination of Employment; (2) in accordance with the Committee’s specific determination with the consent of the affected Participant; or (3) to the extent Section 9 would cause an Option to no longer be entitled to that treatment. If any provision herein or the Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (x) that provision shall be deemed to have contained from the outset the language necessary to entitle the Option to that tax treatment; and (y) all other provisions herein and in that Award Agreement shall remain in full force and effect. Except as otherwise specified in the first sentence of this Section 5(b), if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option does not explicitly include any term required to entitle that Option to that tax treatment, all those terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all of those terms.

c.	Option Price.

The Committee shall determine the per share exercise price of each Option. That price shall be at least the greater of (1) the par value per share of Wilmington Trust Stock and (2) 100% of the last sale price of Wilmington Trust Stock on the Date of Grant.

d.	Option Term.

The Committee shall fix the term of each Option, but no Option shall be exercisable more than ten years after the date the Committee grants it.

e.	Exercisability.

The Committee may at the time of grant determine performance targets, waiting periods, exercise dates, and other restrictions on exercise and designate those in the Award Agreement.

f.	Method of Exercise.

Subject to any waiting periods that may apply under Section 5(e) above, a Participant may exercise Options in whole or in part at any time during the period of time, if any, set forth in the Award Agreement during which that Option or portion thereof is exercisable by giving written notice specifying the number of shares to be purchased. The Participant must accompany that notice by payment in full of the purchase price in a form the Committee may accept. If the Committee determines in its sole discretion at or after grant, a Participant also may make payment in full or in part in the form of shares of Wilmington Trust Stock already owned and/or in the form of shares otherwise issuable upon exercise of the Option. In either case, the value of that stock shall be based on the Market Value Per Share of Wilmington Trust Stock tendered on the date the Option is exercised.

Notwithstanding the foregoing, the right to pay the purchase price of an Incentive Stock Option in the form of already-owned shares or shares otherwise issuable upon exercise of the Option may be authorized only at the time of grant. No shares shall be issued until payment therefor has been made as provided herein, except as otherwise provided herein. In general, a Participant shall have the right to dividends and other rights of a shareholder with respect to Wilmington Trust Stock subject to the Option only when certificates for shares of that stock are issued to the Participant.

g.	Acceleration or Extension of Exercise Time.

The Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit shares subject to any Option to become exercisable or be purchased before that Option would otherwise become exercisable under the Award Agreement. In addition, the Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit any Option granted hereunder to be exercised after its expiration date, subject to the limitation in Section 5(d) above. Any extension of the expiration date of an Option under this Section 5(g) must result in the Option complying with or being exempt from the requirements of Section 409A of the Code.

h.	Termination of Employment.

Unless the Committee provides otherwise in an Award Agreement or after granting an Option, if the employment of a Participant who has received an Option terminates on other than: (1) the Participant’s Normal Retirement Date; (2) the Participant’s Other Retirement Date; (3) the Participant’s death; or (4) the Participant’s Disability, all Options previously granted to that Participant but not exercised before that Termination of Employment shall expire as of that date.

i.	Death, Disability, or Retirement of a Participant.

If a Participant dies while employed by the employer he or she was employed with when he or she was last granted Options, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration of that Option or three years after the date of that Participant’s death, and only (1) by the person or persons to whom the Participant’s rights under that Option passed under the Participant’s will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option at the date of his or her death.

If a Participant’s employment with the employer he or she was employed with when he or she was last granted Options terminates due to Disability or on the Participant’s Normal Retirement Date or Other Retirement Date, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration date of the Option or three years after the date of the Disability or retirement. If the Participant has died before then, an Option theretofore granted to that Participant shall be exercisable (1) only by the person or persons to whom the Participant’s rights under the Option passed under the Participant’s will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option on the date of his or her death.

6.	Performance Awards.

a. Grant of Performance Awards.

The Committee also may grant awards payable in cash or shares or a combination of both at the end of a specified performance period (“Performance Awards”) hereunder. These shall consist of the right to receive payment measured by (1) a specified number of shares at the end of an Award Period, (2) the Market Value Per Share of a specified number of shares at the end of an Award Period, (3) the increase in the Market Value Per Share of a specified number of shares during an Award Period, or (4) a fixed cash amount payable at the end of an Award Period, contingent on the extent to which certain pre-determined performance targets are met during the Award Period. The Committee shall determine the Participants, if any, to whom Performance Awards are awarded, the number of Performance Awards awarded to any Participant, the duration of the Award Period during which any Performance Award will be vested, and other terms and conditions of Performance Awards.

b. Performance Targets.  The Committee may establish performance targets for Performance Awards in its sole and absolute discretion. These may include individual performance standards or specified levels of revenues from operations, earnings per share, return on shareholders’ equity, and/or other goals related to the performance of Wilmington Trust or any of its subsidiaries or affiliates. The Committee may, in its sole and absolute discretion, in circumstances in which events or transactions occur to cause the established performance targets to be an inappropriate measure of achievement, change the performance targets for any Award Period before the final determination of a Performance Award.

c. Earned Performance Awards.  In granting a Performance Award, the Committee may prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree performance targets are attained. The degree of attainment of performance targets shall be determined as of the last day of the Award Period.

d. Payment of Earned Performance Awards.  Wilmington Trust shall pay earned Performance Awards granted under Section 6(a)(2) or 6(a)(3) above in cash or shares based on the Market Value Per Share of Wilmington Trust Stock on the last day of an Award Period, or a combination of cash and shares, at the Committee’s sole and absolute discretion. Wilmington Trust shall normally make payment as soon as practicable after an Award Period. However, the Committee may permit deferral of payment of all or a portion of a Performance Award payable in cash upon a Participant’s request made on a timely basis in accordance with rules the Committee prescribes. Those deferred amounts may earn interest for the Participant under the conditions of a separate agreement the Committee approves and the Participant executes. In its sole and absolute discretion, the Committee may define in the Award Agreement other conditions on paying earned Performance Awards it deems desirable to carry out the purposes hereof.

e. Termination of Employment.  Unless the Committee provides otherwise in the Award Agreement or as otherwise provided below, in the case of a Participant’s Termination of Employment before the end of an Award Period, the Participant will not be entitled to any Performance Award.

f. Disability, Death, or Retirement.  Unless the Committee provides otherwise in the Award Agreement or after the grant of a Performance Award, if a Participant’s Disability Date or the date of a Participant’s Termination of Employment due to death or retirement on or after his or her Normal Retirement Date or Other Retirement Date occurs before the end of an Award Period, the Participant or the Participant’s Beneficiary shall be entitled to receive a pro-rata share of his or her Award in accordance with Section 6(g) below.

g. Pro-Rata Payment.  The amount of any payment Wilmington Trust makes to a Participant or that Participant’s Beneficiary under circumstances described in Section 6(f) above shall be determined by multiplying the amount of the Performance Award that would have been earned, determined at the end of the Performance Award Period, if that Participant’s employment had not been terminated, by a fraction, the numerator of which is the number of whole months the Participant was employed during the Award Period and the denominator of which is the total number of months in the Award Period. That payment shall be made as soon as practicable after the end of that Award Period, and shall relate to attainment of the applicable performance targets over the entire Award Period.

h. Other Events.  Notwithstanding anything to the contrary contained in this Section 6, the Committee may, in its sole and absolute discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment before the end of an Award Period under certain circumstances, including a material change in circumstances arising after the date the Performance Award is granted, and subject to terms and conditions the Committee deems appropriate.

i. Code Section 409A.  Notwithstanding any other provision of this Section 6, each Performance Award constituting deferred compensation within the meaning of Section 409A of the Code shall comply with the requirements of Section 409A.

7.	Other Stock-Based Awards.

a. Grant of Other Awards.  The Committee may grant other Awards under this Section 7 (“Other Awards”), valued in whole or in part by reference to, or otherwise based on, shares of Wilmington Trust Stock. Subject to the provisions hereof, the Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those Awards are made, the number of shares to be granted pursuant thereto, if any, and all other conditions of those Awards. Any Other Award shall be confirmed by an Award Agreement. The Award Agreement shall contain provisions the Committee determines necessary or appropriate to carry out the intent hereof with respect to the Award.

b. Terms of Other Awards.  In addition to the terms and conditions specified in the Award Agreement, Other Awards made under this Section 7 shall be subject to the following:

(1)	Any shares subject to Other Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which those shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses;

(2)	If specified in the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the shares covered by that Award, and the Committee may, in its sole and absolute discretion, provide in the Award Agreement that those amounts be reinvested in additional shares;

(3)	The Award Agreement shall contain provisions dealing with the disposition of the Award in the event of the Participant’s Termination of Employment before the exercise, realization, or payment of the Award. The Committee may, in its sole and absolute discretion, waive any of the restrictions imposed with respect to any Other Award; and

(4)	Shares issued as a bonus pursuant to this Section 7 shall be issued for the consideration the Committee determines is appropriate, in its sole and absolute discretion, but rights to purchase shares shall be priced at least 100% of the Market Value Per Share on the date the Other Award is granted.

8.	Annual Retainer.

a. Payment of Annual Retainer.  During the term hereof, each non-employee director of each company the Compensation Committee designates to participate in this Section 8 shall be paid the first half of his or her Annual Retainer in Wilmington Trust Stock. Each director also may elect to receive the second half of his or her Annual Retainer in cash or Wilmington Trust Stock, or a combination of both. The Compensation Committee shall establish rules with respect to electing the form of payment provided for in the preceding sentence to facilitate compliance with Rule 16b-3. The number of shares to be issued to a non-employee director who receives shares pursuant to this Section 8(a) shall be the dollar amount of the portion of the Annual Retainer payable in shares divided by the Market Value

Per Share of a share of Wilmington Trust Stock on the business day immediately preceding the date that installment of the Annual Retainer is otherwise paid to that company’s directors. Wilmington Trust shall not be required to issue fractional shares. Whenever under this Section 8 a fractional share would otherwise be required to be issued, Wilmington Trust shall pay an amount in lieu thereof in cash based upon the Market Value Per Share of that fractional share.

b. Deferral of Payment of Annual Retainer.

(1)	Except as provided below, a director may irrevocably elect to defer receipt of all or any number of the shares of stock representing the Annual Retainer payable for a calendar year and receive a credit under his or her Stock Unit Account of an equivalent number of Stock Units. Any such deferral election must be made in a time period the Committee may designate from time to time, provided that such period shall not end later than December 31 of the calendar year prior to the calendar year with respect to which the deferral election is made. Notwithstanding the foregoing, in the case of the first year in which a director becomes eligible to defer receipt of an Annual Retainer under this Plan, the director may make an initial deferral election within 30 days after the date the director becomes eligible to participate in the Plan with respect to any Annual Retainer earned later that same calendar year.

(2)	A director’s Stock Unit Account shall be credited with a number of Stock Units equal in value to the amount of any cash dividends or stock distributions that would be payable with respect to those Stock Units if those Stock Units had been outstanding shares of Wilmington Trust Stock (“dividend equivalents”). The number of Stock Units credited with respect to cash dividends shall be determined by dividing the amount of cash dividends that would be payable by the Fair Market Value of Wilmington Trust Stock as of the date those cash dividends would be payable.

(3)	The Stock Units in a director’s Stock Unit Account shall be distributed, or commence to be distributed, to the Participant only in the form of Wilmington Trust Stock (with fractional shares being payable in cash) upon that director’s “separation from service” (within the meaning of Section 409A of the Code) in a lump sum payment or in periodic payments over time, as elected by the director at the time specified in Section 8(b)(1) above in accordance with procedures the Committee may establish. A director shall be entitled to receive a distribution of one share of Wilmington Trust Stock for each Stock Unit credited to his or her Stock Unit Account and cash equal to the Fair Market Value of any fractional Stock Unit credited to his or her Stock Unit Account.

9.	Terms Applicable to All Awards Granted under the Plan.

a. Effect of Change in Control.  Upon a Change in Control:

(1) Any and all Options shall become exercisable immediately; and

(2) The target values attainable under all Performance Awards and Other Awards shall be deemed to have been fully earned for the entire Award Period as of the effective date of the Change in Control.

b. Limitations.

(1) No person may be granted Awards in respect of more than 500,000 shares in any calendar year during the term hereof;

(2) No Awards other than options can be made hereunder in respect of more than a total of 400,000 shares of Wilmington Trust Stock during the Plan’s term; and

(3) No Options or other Awards can be re-priced after they have been granted without shareholder approval. Without limiting the foregoing, notwithstanding anything to the contrary herein, except in connection with a corporate transaction involving our Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or to cancel outstanding options in exchange for cash, options, or other awards with an exercise price that is less than the exercise price of the original option without shareholder approval.

c. Plan Provisions Control Award Terms.  The terms of the Plan govern all Awards granted hereunder. The Committee shall not have the power to grant a Participant any Award that is contrary to any provision hereof. If any provision of an Award conflicts with the Plan as it is constituted on the date the Award is granted, the terms of the Plan shall control. Except as provided in Sections 6(b) and 9(i) of the Plan, or unless the Committee provides otherwise in its sole and absolute discretion in the Award Agreement, the terms of any Award granted hereunder may not be changed after the date it is granted to materially decrease the value of the Award without the express written approval of the holder thereof. No person shall have any rights with respect to any Award until Wilmington Trust and the Participant have executed and delivered an Award Agreement or the Participant has received a written acknowledgement from Wilmington Trust that constitutes an Award Agreement.

d. Limitations on Transfer.  A Participant may not transfer or assign his or her rights or interests with respect to Awards except by will, the laws of descent and distribution, or, in certain circumstances, pursuant to a qualified domestic relations order, as defined by the Code, Title I of ERISA, or the rules thereunder. Except as otherwise specifically provided herein, a Participant’s Beneficiary may exercise the Participant’s rights only to the extent they were exercisable hereunder at the date of the Participant’s death and are otherwise currently exercisable.

e. Taxes.  If the Committee deems it necessary or desirable, Wilmington Trust shall be entitled to withhold (or secure payment from a Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or that Wilmington Trust pays (1) with respect to any amount payable and/or shares issuable under that Participant’s Award, (2) with respect to any income recognized upon the lapse of restrictions applicable to an Award, or (3) upon a disqualifying disposition of shares received upon the exercise of any Incentive Stock Option. Wilmington Trust may defer payment or issuance of the cash or shares upon the grant, exercise, or vesting of an Award unless indemnified to its satisfaction against any liability for that tax. The Committee or its delegate shall determine the amount of that withholding or tax payment. The Participant shall make that payment at the time the Committee determines. In each Award Agreement, the Committee shall prescribe one or more methods by which the Participant may satisfy his or her tax withholding obligation. This may include the Participant’s paying Wilmington Trust cash or shares of Wilmington Trust Stock or Wilmington Trust’s withholding from the Award, at the appropriate time, a number of shares sufficient to satisfy those tax withholding requirements, based on the Market Value Per Share of those shares. In its sole and absolute discretion, the Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate. These may include rules and procedures relating to elections by Participants who are subject to Section 16 of the Exchange Act to have shares withheld from an Award to meet those withholding obligations.

f. Awards Not Includable for Benefit Purposes.  Income a Participant recognizes pursuant to the provisions hereof shall not be included in determining benefits under any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA, group insurance, or other benefit plan applicable to the Participant that the Participant’s employer maintains, except if those plans or the Committee provide otherwise.

g. Compliance with Rule 16b-3.  It is intended that the Plan be applied and administered in compliance with Rule 16b-3. Wilmington Trust’s Board of Directors is authorized to amend the Plan, and the Compensation Committee is authorized to make any such modifications to Award Agreements, to comply with Rule 16b-3, as it may be amended from time to time, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments to Rule 16b-3. Notwithstanding the foregoing, Wilmington Trust’s Board of Directors may amend the Plan so that it (or certain of its provisions) no longer complies with Rule 16b-3 if the Board concludes that compliance is no longer desired. The Compensation Committee may grant Awards that do not comply with Rule 16b-3 if it determines, in its sole and absolute discretion, that it is in Wilmington Trust’s interest to do so.

h. Amendment and Termination.

(1) Wilmington Trust’s Board of Directors shall have complete power and authority to amend the Plan at any time it deems it necessary or appropriate. However, those directors shall not, without the affirmative approval of Wilmington Trust’s shareholders, make any amendment that requires shareholder approval under Rule 16b-3, the Code, or any other applicable law or rule of any exchange on which Wilmington Trust’s shares are listed unless the directors determine that compliance with Rule 16b-3, the Code, or those laws or rules is no longer desired. No termination or amendment hereof may, without the consent of the Participant to whom any Award has been granted, adversely affect the right of that individual under that Award. However, the Committee may make provision in the Award Agreement for amendments it deems appropriate in its sole and absolute discretion.

(2) Wilmington Trust’s Board of Directors may terminate the Plan at any time. No Award shall be granted hereunder after that termination. However, that termination shall not have any other effect. Any Award outstanding at the termination hereof may be exercised or amended after that termination at any time before the expiration of that Award to the same extent that that Award would have been exercisable or could have been amended if the Plan had not terminated.

i. Changes in Wilmington Trust’s Capital Structure.  The existence of outstanding Awards shall not affect the right of Wilmington Trust or its shareholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations, and other changes in Wilmington Trust’s capital structure, Wilmington Trust’s business, any merger or consolidation of Wilmington Trust, any issue of bonds, debentures, or preferred stock, Wilmington Trust’s liquidation or dissolution, any sale or transfer of all or any part of Wilmington Trust’s assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

The number and kind of shares subject to outstanding Awards, the purchase or exercise price of those Awards, the number and kind of shares available for Awards subsequently granted, and the limitation in Section 9(b) hereof shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect on the Plan or Awards granted hereunder. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. However, in no event shall any adjustment be made under the provisions of this Section 9(i) to any outstanding Award if an adjustment has been made or will be made to the shares of Wilmington Trust Stock awarded to a Participant in that person’s capacity as a shareholder.

If Wilmington Trust is merged or consolidated with another entity and Wilmington Trust is not the surviving entity, or if Wilmington Trust is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Awards remain outstanding, then (1) subject to the provisions of Section 9(i)(2) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding Award shall be entitled to receive, upon exercise of that Award in lieu of shares, other stock or securities as the holders of shares of Wilmington Trust Stock received in the merger, consolidation, liquidation, or sale; and (2) the Committee may cancel all outstanding Awards as of the effective date of that merger, consolidation, liquidation, or sale, provided that (x) notice of that cancellation has been given to each holder of an Award and (y) in addition to any rights he or she may have under Section 9(a) above, each holder of an Award shall have the right to exercise that Award in full, without regard to any limitations set forth in or imposed pursuant to Section 5, 6, or 7 above, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any Award that was permissible solely because of this Section 9(i)(2)(y) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale. Any Awards not exercised as of the date of the merger, consolidation, liquidation, or sale shall terminate as of that date.

If Wilmington Trust is consolidated or merged with another entity under circumstances in which Wilmington Trust is the surviving entity, and its outstanding shares are converted into shares of a third entity, a condition to the merger or consolidation shall be that the third entity succeed to Wilmington Trust’s rights and obligations hereunder, and that the Plan be administered by a committee of the Board of that entity.

Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, consolidations, or other transactions similar to those described above.

Except as expressly provided herein, Wilmington Trust’s issuance of shares or any other securities for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of Wilmington Trust convertible into shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares then subject to Awards outstanding.

After any reorganization, merger, or consolidation in which Wilmington Trust or one of its subsidiaries or affiliates is a surviving entity, the Committee may grant substituted Awards replacing old options or other awards granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options or awards may no longer be issued following that reorganization, merger, or consolidation. The Committee shall determine the foregoing adjustments and the manner in which the foregoing provisions are applied in its sole and absolute discretion. Any of those adjustments may provide for eliminating any fractional shares of Wilmington Trust Stock that might otherwise become subject to any Options or other Awards.

Notwithstanding the foregoing, Award Agreements with respect to Awards that constitute deferred compensation (within the meaning of Section 409A of the Code) may contain provisions contrary to the foregoing provisions of this Section 9(i) to the extent necessary for those Award Agreements to comply with the requirements of Section 409A of the Code.

j. Period of Approval and Term of Plan.  The Plan shall be submitted to Wilmington Trust’s shareholders at their annual meeting scheduled to be held on April 22, 2009 or any adjournment or postponement thereof. The Plan shall be adopted and become effective only when approved by Wilmington Trust’s shareholders. Awards may be granted hereunder at any time up to and including April 30, 2012, at which time the Plan will terminate, except with respect to Awards then outstanding. Those shall remain in effect until their exercise, expiration, or termination in accordance herewith.

k.  Compliance with Law and Approval of Regulatory Bodies.  No Award shall be exercisable, and no shares shall be delivered hereunder, except in compliance with all applicable federal and state laws and regulations, the rules of the New York Stock Exchange, and all other stock exchanges on which Wilmington Trust Stock is listed. Any certificate evidencing shares issued hereunder may bear legends the Committee deems advisable to ensure compliance with federal and state laws and regulations. No Award shall be exercisable, and no shares shall be delivered hereunder, until Wilmington Trust has obtained consent or approval from federal and state regulatory bodies that have jurisdiction over matters as the Committee deems advisable.

If a Participant’s Beneficiary exercises an Award, the Committee may require reasonable evidence regarding the ownership of the Award and consents, rulings, or determinations from taxing authorities the Committee deems advisable.

l. No Right of Employment.  Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan or any part hereof, shall confer upon any Participant any right to continue in the employ of the Participant’s employer, nor in any other way affect the employer’s right or power to terminate the Participant’s employment at any time, to the same extent as might have been done if the Plan had not been adopted.

m. Use of Proceeds.  Funds Wilmington Trust receives on the exercise of Awards shall be used for its general corporate purposes.

n. Severability.  Whenever possible, each provision hereof and of every Award granted hereunder shall be interpreted in a manner as to be effective and valid under applicable law. If any provision hereof or of any Award granted hereunder is held to be prohibited by or invalid under applicable law, then (1) that provision shall be deemed amended to accomplish the provision’s objectives as originally written to the fullest extent permitted by law and (2) all other provisions hereof and of every other Award granted hereunder shall remain in full force and effect.

o. Construction of the Plan.  The place of administration of the Plan shall be in Delaware, and the validity, construction, interpretation, administration, and effect hereof, its rules and regulations, and rights relating hereto shall be determined solely in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by federal law.

p. Interpretation of the Plan.  Headings are given to the sections hereof solely as a convenience for reference. Those headings and the numbering and paragraphing hereof shall not be deemed in any way material or relevant to the construction of any provision hereof. The use of a singular shall also include within its meaning the plural, and vice versa, where appropriate.

q. No Strict Construction.  No rule of strict construction shall be implied against Wilmington Trust, the Committee, or any other person interpreting any term of the Plan, any Award granted under the Plan, or any rule or procedure the Committee establishes.

r. Costs and Expenses.  Wilmington Trust shall bear all costs and expenses incurred in administering the Plan.

s. Unfunded Plan.  The Plan shall be unfunded. Wilmington Trust shall not be required to establish any special or separate fund or otherwise segregate assets to assure payment of any Award.

t. Surrender of Awards.  Any Award granted to a Participant may be surrendered to Wilmington Trust for cancellation on terms the Committee and the Participant approve.

10.	Definitions. For purposes of the Plan, capitalized terms not otherwise defined herein have the following meanings:

a. “Annual Retainer” means the payment(s) the Board of Directors of each company the Compensation Committee designates to participate in Section 8 determines from time to time to be the annual retainer payable each year to each non-employee director thereof.

b. “Award” means (1) any grant to a Participant of any one or a combination of Incentive Stock Options, Nonstatutory Stock Options, Performance Awards, or Other Awards or (2) shares of Wilmington Trust Stock received with respect to an Annual Retainer pursuant to Section 8.

c. “Award Agreement” means a written agreement between Wilmington Trust and a Participant or a written acknowledgement from Wilmington Trust specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

d. “Award Period” means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

e. “Beneficiary” means an individual, trust, or estate who or that, by will or the laws of descent and distribution, succeeds to a Participant’s rights and obligations under the Plan and an Award Agreement upon the Participant’s death.

f. “Cause” means, with respect to a Participant who is a staff member of Wilmington Trust or one of its subsidiaries or affiliates or who is a consultant, termination for, as the Committee determines in its sole and absolute discretion, the Participant’s personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order.

g. “Change in Control” means any of the events described below, directly or indirectly or in one or more series of transactions. However, the Committee may, in its sole and absolute discretion, specify in any Award Agreement a more restrictive definition of Change in Control. In that event, the definition of Change in Control set forth in that Award Agreement shall apply to the Award granted thereunder:

(1) A consolidation or merger of Wilmington Trust with any Third Party, unless Wilmington Trust is the entity surviving that merger or consolidation;

(2) A transfer of all or substantially all of the assets of Wilmington Trust to a Third Party or of a complete liquidation or dissolution of WTC or Wilmington Trust;

(3) Any person, entity, or group that is a Third Party, without prior approval of Wilmington Trust’s Board of Directors, by itself or through one or more persons or entities:

(a) Acquires beneficial ownership of 15% or more of any class of Wilmington Trust’s Voting Stock;

(b) Acquires irrevocable proxies representing 15% or more of any class of Wilmington Trust’s Voting Stock;

(c) Acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing 15% or more of any class of Wilmington Trust’s Voting Stock;

(d) Acquires the ability to control in any manner the election of a majority of Wilmington Trust’s directors; or

(e) Acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of Wilmington Trust;

(4) Any election occurs of persons to Wilmington Trust’s Board of Directors that causes a majority of that Board of Directors to consist of persons other than (a) persons who were members of that Board of Directors on February 29, 1996 (the “Effective Date”) and/or (b) persons who were nominated for election as members of that Board of Directors by Wilmington Trust’s Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of Wilmington Trust’s Board of Directors on the Effective Date. However, any person nominated for election by Wilmington Trust’s Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (a) and/or (b), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (a) above.

A Change in Control shall not include any of the events described above if they (x) occur in connection with the appointment of a receiver or conservator for Wilmington Trust, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the “FDI Act”), a supervisory merger, or, with respect to any Participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that Participant from participating in Wilmington Trust’s business or (y) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of Wilmington Trust’s voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of Wilmington Trust’s Voting Stock.

h. “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

i. “Date of Grant” means the date designated by the Plan or the Committee as the date as of which an Award is granted. The Date of Grant shall not be earlier than the date on which the Committee approves the granting of the Award.

J. “Disability” means any physical or mental injury or disease of a permanent nature that renders a Participant incapable of meeting the requirements of the employment or other work the Participant performed immediately before that disability commenced. The Committee shall make the determination of whether a Participant is disabled and when the Participant becomes disabled in its sole and absolute discretion.

k.  “Disability Date” means the date which is six months after the date on which a Participant is first absent from active employment or work due to a Disability.

l.   “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

m.  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

n.   “Market Value Per Share” of a share of Wilmington Trust Stock means, as of any date, the last sale price of a share of Wilmington Trust Stock on that date on the principal national securities exchange on which Wilmington Trust Stock is then traded. If Wilmington Trust Stock is not then traded on a national securities exchange, “Market Value Per Share” shall mean the last sale price or, if none, the average of the bid and asked prices of Wilmington Trust Stock on that date as reported on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). However, if there were no sales reported as of that date, the Market Value Per Share shall be computed as of the last date preceding that date on which a sale was reported. If any such exchange or quotation system is closed on any day on which the Market Value Per Share is to be determined, the Market Value Per Share shall be determined as of the first date immediately preceding that date on which that exchange or quotation system was open for trading.

o. “Normal Retirement Date” means the date on which a Participant terminates active employment with the employer he or she was employed with when he or she was last granted Awards on or after attaining age 65, but does not include termination for Cause.

p. “Option” means any option to purchase Wilmington Trust stock the Committee grants to a Participant under Section 5.

q. “Other Retirement Date” means a date, on or after a Participant attains age 55 but earlier than the Participant’s Normal Retirement Date, that the Committee in its sole and absolute discretion specifically approves and designates in writing to be the date upon which a Participant retires for purposes hereof, but does not include termination for Cause.

r. “Participant” means any staff member, director (including, without limitation, a director who receives some or all of an Annual Retainer in shares of Wilmington Trust Stock), or advisory board member of or consultant to Wilmington Trust or any of its subsidiaries or affiliates whom the Committee selects to receive Options, Performance Awards, or Other Awards.

s. “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

t. “SEC” means the Securities and Exchange Commission.

u. “Section 162(m)” means Section 162(m) of the Code and its regulations.

v. “Stock Unit” means a unit of value, equal at any relevant time to the Fair Market Value of a share of Wilmington Trust Stock, established by the Committee as a means of measuring the value of a director’s Stock Unit Account.

w. “Stock Unit Account” means the bookkeeping account maintained by the Committee or its delegate on behalf of each

Participant who is credited with Stock Units and divided equivalents thereon pursuant to Section 8(b).

x. “Subsidiary” means a company more than 50% of the equity interests of which Wilmington Trust beneficially owns, directly or indirectly.

y. “Termination of Employment” means, with respect to a staff member Participant, the voluntary or involuntary termination of the Participant’s employment with Wilmington Trust or any of its subsidiaries or affiliates for any reason (including, without limitation, death, Disability, retirement, or as the result of the sale or other divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be Wilmington Trust or one of its subsidiaries or affiliates). With respect to a consultant, Termination of Employment means termination of the Participant’s services as a consultant to Wilmington Trust or one of its subsidiaries or affiliates.

z.  “Third Party” includes a person or entity or a group of persons or entities acting in concert not wholly-owned by Wilmington Trust or WTC, directly or indirectly.

aa.  “Voting Stock” means the classes of stock of Wilmington Trust or WTC entitled to vote generally in the election of directors of Wilmington Trust or WTC, as the case may be.

bb.  “Wilmington Trust Stock” means Wilmington Trust’s common stock, par value $1 per share.

WILMINGTON TRUST CORPORATION
ANNUAL SHAREHOLDERS’ MEETING
Wednesday, April 22, 2009
10:00 a.m.
Wilmington Trust Plaza
Mezzanine Level
301 West Eleventh Street
Wilmington, Delaware 19801

Notice of Internet Availability of Proxy Materials:
You can access and review the Annual Report and Proxy Statement on the Internet by going to the following website: http://materials.proxyvote.com/971807

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 22, 2009.
The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted ‘‘FOR’’ Items 1, 2, 3, and 4.
By signing the proxy, or voting by telephone or the Internet, you revoke all prior proxies and appoint David R. Gibson and Michael A. DiGregorio, and each of them, acting in the absence of the other, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.
090724

COMPANY #
To Our Shareholders,
You are cordially invited to attend our Annual Shareholders’ Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Wednesday, April 22, 2009.
At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.
Thank you for your prompt response.
Sincerely,
Ted T. Cecala
Chairman and Chief Executive Officer
Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
INTERNET — www.eproxy.com/wl

Use the Internet to vote your proxy until 12:00 p.m. (CT) on April 21, 2009. Please have your proxy card and Social Security Number or Tax Identification Number available.
PHONE — 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on April 21, 2009. Please have your proxy card and Social Security Number or Tax Identification Number available.
    MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card.
ò  Please detach here   ò

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.

1.	Election of directors:	01	Ted T. Cecala	03	Donald E. Foley	☐	Vote FOR	☐	Vote WITHHELD
		02	Thomas L. du Pont				all nominees		from all nominees
							(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of 2009 Executive Incentive Plan	☐	For	☐	Against	☐	Abstain

3.	Approval of 2009 Long-Term Incentive Plan	☐	For	☐	Against	☐	Abstain

4.	Approval of Executive Compensation	☐	For	☐	Against	☐	Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.